UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Kearny Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 14, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Kearny Financial Corp. (the “Annual Meeting”) to be held at the Crowne Plaza Hotel, located at 690 Route 46 East in Fairfield, New Jersey on Thursday, October 27, 2016 at 10:00 a.m., Eastern Time.

We are furnishing proxy materials to our stockholders primarily via the Internet by mailing a Notice of Internet Availability of Proxy Materials, or “Notice”, instead of mailing printed copies of those materials to each stockholder. The Notice directs stockholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.

The enclosed proxy is solicited by the Board of Directors of Kearny Financial Corp. for use at the Annual Meeting and at any adjournment thereof. This proxy statement is first being made available to stockholders on or about September 14, 2016. Stockholders may submit a proxy to vote at the Annual Meeting by following the instructions on the Notice, via the Internet, by telephone, or (if they have received paper copies of the proxy materials) by returning a proxy card.

The Annual Meeting is being held so that stockholders may consider the election of four directors, the approval of the Kearny Financial Corp. 2016 Equity Incentive Plan, the ratification of the appointment of BDO USA, LLP as Kearny Financial Corp.’s independent registered public accounting firm for the year ending June 30, 2017, and the consideration of an advisory, non-binding resolution, with respect to the executive compensation described in the Proxy Statement.

The Board of Directors of Kearny Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Kearny Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” each of the proposals to be presented at the annual meeting.

On behalf of the Board of Directors and the officers and employees of Kearny Financial Corp. and its subsidiary, Kearny Bank, I thank you for your continued support of Kearny Financial Corp.

Sincerely,

/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

(973) 244-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Kearny Financial Corp. (the “Company”) will be held at the Crowne Plaza Hotel located at 690 Route 46 East, Fairfield, New Jersey on Thursday, October 27, 2016 at 10:00 a.m., Eastern Time. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	To elect four directors;

2.	To approve the Kearny Financial Corp. 2016 Equity Incentive Plan;

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending June 30, 2017;

4.	An advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement; and

such other business as may properly come before the Annual Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting, described in this Notice of Annual Meeting and the accompanying Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each of its nominees, a vote “FOR” the Kearny Financial Corp. 2016 Equity Incentive Plan, a vote “FOR” the ratification of BDO USA, LLP as independent auditors, and a vote “FOR” the non-binding resolution to approve our executive compensation.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on September 2, 2016 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS WHOSE SHARES ARE HELD IN REGISTERED FORM HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD MUST VOTE IN THE MANNER DIRECTED BY SUCH HOLDER. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER OF RECORD PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM THE STOCKHOLDER OF RECORD TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sharon Jones
Sharon Jones
Corporate Secretary

Fairfield, New Jersey

September 14, 2016

Important Notice Regarding Internet

Availability of Proxy Materials

For the Stockholder Meeting to be

Held on October 27, 2016

The Proxy Statement and Annual Report to

Stockholders are available at

www.investorvote.com/KRNY

(or through the Investor Relations tab of our website at www.kearnybank.com)

KEARNY FINANCIAL CORP.

PROXY STATEMENT

FOR THE

2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 27, 2016

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Kearny Financial Corp. (the “Company” or “Kearny Financial”) in connection with the solicitation by the Board of Directors of proxies for use at the 2016 Annual Meeting of Stockholders, to be held at the Crowne Plaza Hotel located at 690 Route 46 East, Fairfield, New Jersey on Thursday, October 27, 2016 at 10:00 a.m., Eastern Time (the “Annual Meeting”). This Proxy Statement and the proxy card are first being made available to stockholders on or about September 14, 2016.

The Annual Meeting

Date, Time and Place	The Annual Meeting will be held at the Crowne Plaza Hotel located at 690 Route 46 East, Fairfield, New Jersey on Thursday, October 27, 2016 at 10:00 a.m., Eastern Time.

Record Date	September 2, 2016

Shares Entitled to Vote	89,315,843 shares of Kearny Financial common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on: 1) the election of four directors; 2) the approval of the Kearny Financial Corp. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”); 3) the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending June 30, 2017; and 4) the approval of a resolution to approve our executive compensation as described in this Proxy Statement.

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The vote to approve the 2016 Equity Incentive Plan, the advisory, non-binding resolution with respect to executive compensation as described in this Proxy Statement and the ratification of BDO USA, LLP as our independent registered public accounting firm, is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Your Board of Directors Recommends You Vote in Favor of the Proposals	Your Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” approval of the 2016 Equity Incentive Plan, “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending June 30, 2017, and “FOR” approval of an advisory, non-binding resolution, with respect executive compensation as described in this Proxy Statement.

Kearny Financial	Kearny Financial is the holding company for Kearny Bank, an FDIC-insured, federally-chartered capital stock savings bank. Kearny Financial had $4.50 billion in total assets at June 30, 2016, and currently operates 42 retail branch offices located throughout northern and central New Jersey and Brooklyn and Staten Island, New York. Kearny Financial’s executive offices are located at 120 Passaic Avenue, Fairfield, New Jersey 07004, and its telephone number is (973) 244-4500.

Who Can Vote at the Annual Meeting

The Board of Directors has fixed September 2, 2016 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Kearny Financial common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On September 2, 2016, 89,315,843 shares of Kearny Financial common stock were outstanding and held by approximately 9840 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Kearny Financial common stock outstanding on September 2, 2016 will be entitled to one vote for each share held of record. However, Kearny Financial’s articles of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Kearny Financial are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to: 1) elect four directors; 2) approve the 2016 Equity Incentive Plan; 3) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending June 30, 2017; and 4) approve a resolution to approve our executive compensation as described in this Proxy Statement.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. We may adjourn or postpone the Annual Meeting for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our 2016 Annual Report to Stockholders and our Proxy Statement at www.investorvote.com/KRNY (or through the Investor Relations tab of our website at www.kearnybank.com). On September 14, 2016, we mailed a Notice to Stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request to receive proxy materials in printed form by mail or electronically by email.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Each of these voting options is described in the Notice. You should complete and return your Proxy Card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the four director nominees named in this Proxy Statement, “FOR” the approval of the 2016 Equity Incentive Plan, “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017, and “FOR” the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement.

To access your online proxy card, please visit www.investorvote.com/KRNY and follow the on-screen instructions. The Notice previously provided to you contains the necessary codes required to vote online or by telephone. If you wish to vote by telephone, please call 1-800-652-8683 using a touch-tone phone and follow the prompted instructions. You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice. Finally, you may vote in person at the Annual Meeting.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. If you want to vote your shares of Kearny Financial common stock that are held in street name in person at the Annual Meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in the Kearny Bank Employee Stock Ownership Plan, Kearny Bank Employees’ Savings and Profit Sharing Plan and Holders of Non-Vested Restricted Stock Awards

If you are a participant in the Kearny Bank Employee Stock Ownership Plan (the “ESOP”) or hold (i) Kearny Financial common stock through the Kearny Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) or (ii) non-vested restricted stock awards, you will receive a voting instruction form that reflects all shares you may vote under these plans and awards. Under the terms of the plans, you are entitled to direct the trustees as how to vote the shares of Kearny Financial common stock credited to your account in the ESOP and 401(k) Plan and you are entitled to vote any non-vested restricted stock awards. The 401(k) Plan trustee and ESOP trustee, as applicable, will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the 401(k) Plan trustee and ESOP trustee, as applicable, received voting instructions, and the unallocated ESOP shares will also be voted in the same proportion as shares for which the ESOP trustee received voting instructions. It is important that you direct the trustee as to how to vote your shares, and to allow sufficient time for voting by the trustees, your voting instructions must be received by October 20, 2016.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The approval of the 2016 Equity Incentive Plan, the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm and the advisory vote to approve our executive compensation as described in this Proxy Statement is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Kearny Financial prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

Attention: Sharon Jones, Corporate Secretary

If your shares are held in street name, you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Kearny Financial will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Kearny Financial will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Kearny Financial common stock and secure their voting instructions. Kearny Financial will reimburse such holders of record for their reasonable expenses in taking those actions. Laurel Hill Advisory Group, LLC will assist us in soliciting proxies and we have agreed to pay them a fee of $7,000.00 plus reasonable expenses for their services. If necessary, Kearny Financial may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” approval of the 2016 Equity Incentive Plan, “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending June 30, 2017, and “FOR” approval on an advisory basis of executive compensation as described in this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 2, 2016, certain information as to the shares of Kearny Financial common stock owned by persons who beneficially own more than five percent of Kearny Financial’s issued and outstanding shares of common stock and as to the shares of common stock beneficially owned by all executive officers and directors of Kearny Financial as a group. We know of no persons who beneficially owned more than 5% of the outstanding shares of Kearny Financial common stock as of September 2, 2016. For purposes of the following table, and in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power, or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after September 2, 2016.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of All Common Stock Outstanding

Directors:
Theodore J. Aanensen	131,738	(1)		*
Raymond E. Chandonnet	25,000			*
John N. Hopkins	474,365	(2)		*
John J. Mazur, Jr.	159,871	(3)		*
Joseph P. Mazza	165,409			*
Matthew T. McClane	105,365	(4)		*
John F. McGovern	194,853			*
Craig L. Montanaro	209,429	(5)		*
Leopold W. Montanaro	199,997	(6)		*
Christopher D. Petermann	3,200	(7)		*
John F. Regan	128,532			*
Executive Officers:
William C. Ledgerwood	157,773	(8)		*
Eric B. Heyer	91,526	(9)		*
Sharon Jones	134,527	(10)		*
Patrick M. Joyce	64,961	(11)		*
Erika K. Parisi	148,727	(12)		*

All directors and executive officers as a group (16 persons)	2,395,273		2.68%

*	Less than 1%.
(1)	Includes 12,429 shares held by Mr. Aanensen’s spouse.
(2)	Includes 13,804 shares held by Mr. Hopkins’ spouse.
(3)	Includes 2,541 shares held by Mr. Mazur’s spouse.
(4)	Includes 13,804 shares held by Mr. McClane’s spouse.
(5)	Includes 98,516 shares held in the Kearny Bank 401(k) plan for the benefit of Mr. Montanaro, 35,277 shares held in the ESOP, 6,691 shares held in the BEP and 4,417 shares held by Mr. Montanaro’s child.
(6)	Includes 34,510 shares held by Mr. Montanaro’s spouse.
(7)	Includes 200 shares held by Mr. Petermann’s child.

(8)	Includes 10,063 shares held in the Kearny Bank 401(k) plan for the benefit of Mr. Ledgerwood, 37,996 shares held in the ESOP, 1,560 shares held in the BEP and 13,804 shares held by Mr. Ledgerwood’s spouse.
(9)	Includes 12,423 shares held in the ESOP, 10,000 shares held in an IRA, 23 shares held in the BEP and 41,412 shares that can be acquired pursuant to stock options exercisable within 60 days of September 2, 2016.
(10)	Includes 12,411 shares held in the Kearny Bank 401(k) plan for the benefit of Ms. Jones, 35,320 shares held in the ESOP and 4 shares held in the BEP.
(11)	Includes 17,209 shares held in the Kearny Bank 401(k) plan for the benefit of Mr. Joyce, 37,996 shares held in the ESOP and 615 held in the BEP.
(12)	Includes 11,531 shares held in the Kearny Bank 401(k) plan for the benefit of Ms. Parisi, 37,322 shares held in the ESOP and 289 shares held in the BEP.

PROPOSAL I – ELECTION OF DIRECTORS

Kearny Financial’s Board of Directors currently consists of eleven members and is divided into three classes, with one class of directors elected each year. Each of the eleven members of the Board of Directors also serves as a director of Kearny Bank.

Four directors will be elected at the Annual Meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors nominated John J. Mazur, Jr., Matthew T. McClane, John F. McGovern and Raymond E. Chandonnet for election as directors, each of whom has agreed to serve if so elected. All will serve until their respective successors have been elected and qualified.

Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which any such nominee was selected. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the Proxy Card, if executed and returned, will be voted “FOR” the election of all nominees.

In the event that any nominee is unable or declines to serve, the persons named in the Proxy Card as proxies will vote with respect to a substitute nominee designated by Kearny Financial’s current Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees would be unable or would decline to serve, if elected.

KEARNY FINANCIAL’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT.

Directors and Executive Officers of Kearny Financial

The following table sets forth for each nominee, continuing director and executive officer of Kearny Financial and Kearny Bank: name, positions with Kearny Financial, age, year of first election or appointment and expiration of current term if a director.

Name and Positions with Company	Age as of June 30, 2016	Year First Elected or Appointed(1)	Current Term to Expire

BOARD NOMINEES FOR TERM TO EXPIRE IN 2019

John J. Mazur, Jr.	62	1996	2016
Chairman of the Board, Director
Matthew T. McClane	78	1994	2016
Director
John F. McGovern	54	1999	2016
Director
Raymond E. Chandonnet	50	2015	2016
Director

DIRECTORS CONTINUING IN OFFICE

Theodore J. Aanensen	71	1986	2017
Director
Joseph P. Mazza	72	1993	2017
Director
John F. Regan	71	1999	2017
Director
Christopher D. Petermann	57	2015	2017
Director
John N. Hopkins	69	2002	2018
Director
Craig L. Montanaro	50	2010	2018
President and Chief Executive Officer, Director
Leopold W. Montanaro	76	2003	2018
Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

William C. Ledgerwood	63	2002
Sr. Executive Vice President, Chief Operating Officer
Eric B. Heyer	54	2010
Executive Vice President, Chief Financial Officer
Sharon Jones	62	2002
Executive Vice President, Corporate Secretary
Patrick M. Joyce	51	2002
Executive Vice President, Chief Lending Officer
Erika K. Parisi	51	2002
Executive Vice President, Director of Customer Relationship Management Analytics

Business Experience and Qualifications of Directors

The Board of Directors believes that the many years of service that our directors have had with Kearny Financial and Kearny Bank or with other financial institutions is one of the directors’ most important qualifications for service on the Board of Directors. This service has given them extensive knowledge of the business of Kearny Bank and Kearny Financial. Furthermore, their service on Board of Directors’ committees, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of Kearny Bank by our executive officers. Service on the Board of Directors by the Chief Executive Officer is critical to aiding the outside directors to understand the crucial and complicated issues that are common in Kearny Bank’s business. Each outside director brings special skills, experience and expertise to the Board of Directors as a result of their other business activities and associations.

Nominees for Director

John J. Mazur, Jr. is the sole owner and President/Chief Executive Officer of Elegant Desserts, a wholesale bakery located in Lyndhurst, New Jersey, that sells gourmet cakes locally and nationally. A 1976 graduate of Villanova University, he opened this business in 1994. From 1976 to 2003, he was also a partner and general manager of Mazur’s Bakery, in Lyndhurst, New Jersey, a family owned business that operated from 1936 until 2003 when it was sold. He became Chairman of the Board of Directors of Kearny Financial and Kearny Bank in January 2004. Mr. Mazur is a resident of New Jersey and serves on the Board of the Meadowlands Chamber of Commerce as well as serving as Chairman of the Council of Regents for Felician College. Mr. Mazur brings strong marketing and sales skills to the Board as well as a wide range of experience in business management and employee relations.

Matthew T. McClane retired in 2002 as President and Chief Executive Officer of Kearny Bank after serving in that position since 1994 and as President and Chief Executive Officer of Kearny Financial after serving in those positions since 2001. After graduating from St. Peter’s College and serving in the U.S. Army Reserves, he began his career with Kearny Bank in December of 1967. His many years of service included a wide range of responsibility for operations and human resources at Kearny Bank, which together with his past duties as Chief Executive Officer of Kearny Financial and Kearny Bank bring a special insight and knowledge of personnel challenges along with financial, economic and regulatory challenges we face. This acute insight and knowledge makes him well suited to educating the Board on these matters. He currently serves on the Board of Directors of Kearny Bank and Kearny Financial and remains active in the community as a member, past President and current Secretary of the Optimist Club of Kearny, New Jersey.

John F. McGovern has worked as a self-employed Certified Public Accountant (CPA) and Certified Financial Planner (CFP) since 1984 and holds the designation of Personal Financial Specialist (PFS) from the American Institute of Certified Public Accountants. Since 2001, he has been a federally registered investment advisor. Mr. McGovern is also the owner of McGovern Monuments, Inc. a monument sales and lettering company located in North Arlington, New Jersey that has been family owned and operated since 1924. He currently serves on the Board of Directors of Kearny Bank and Kearny Financial. Mr. McGovern, as a CPA/PFS and CFP, has strong risk assessment, financial reporting and internal control expertise as well as extensive knowledge of accounting and regulatory issues. He has been designated as an audit committee financial expert under the Securities and Exchange Commission’s rules and regulations. Through his considerable experience as a CPA/PFS and CFP, Mr. McGovern provides an essential understanding of public accounting and financial matters to the Board. As a resident of New Jersey, he is involved in local and community organizations including the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Raymond E. Chandonnet is co-founding principal of Second Act Capital Partners, a financial advisory firm that provides consulting to financial services companies including banks, insurance companies and pensions funds, as well as business incubation services to companies seeking to develop and launch products designed for the financial industry. Mr. Chandonnet co-founded Second Act Capital Partners in 2015 after retiring from Sandler O’Neill & Partners in 2014, where he had served as a partner and Chief Balance Sheet Strategist since 2007. Prior to joining Sandler O’Neill, he was head of Bank Strategy for JPMorgan Securities, Lehman Brothers, and First Union Capital Markets. Mr. Chandonnet was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank on December 23, 2015. He is a frequent publisher and speaker on a wide range of issues related to bank financial management and holds a Master’s Degree in finance from Bentley College Graduate School of Business in Waltham, MA and a Bachelor’s Degree in Computer Science from Merrimack College in North Andover, MA. Mr. Chandonnet’s background brings a strong understanding of accounting, regulatory and tax issues to the Board along with his beneficial knowledge of balance sheet structure and strategies.

Continuing Directors with Terms to Expire in 2017

Theodore J. Aanensen is an owner and President of Aanensen’s, a luxury home remodeling and custom cabinetry company established in Kearny, New Jersey in 1951. A graduate of Upsala College in 1966, he has been President of Aanensen’s since 1982. He served as Chairman of the Board of Kearny Bank from January 2000 through January 2004 and as Chairman of the Board of Kearny Financial from March 2001 through January 2004. He currently serves on the Board of Directors of Kearny Bank and Kearny Financial. With over 50 years of business experience, Mr. Aanensen has strong leadership, sales and customer assessment skills. Mr. Aanensen has developed a broad understanding of Kearny Bank’s industry based on his service on the Board of Directors since 1986, strengthening the Board’s collective knowledge of our business and the policies and practices of the Board as its governing body.

Joseph P. Mazza has been the sole owner of a dental practice in Rutherford, New Jersey since 1971. A graduate of Seton Hall University and the University of Pennsylvania, he currently serves on the Board of Directors of Kearny Bank and Kearny Financial. He also serves on the Board of Directors of the Rutherford Senior Citizens Center (55 Kip Center) and was recently elected to serve on the Board of Trustees of Delta Dental of NJ, Inc. Dr. Mazza has been active in both professional and charitable organizations and has over 40 years of business experience. He served in the U.S. Army from 1969 to 1971, both in the U.S. and in Vietnam, and then continued to serve in the U.S. Army Reserves as a Lieutenant Colonel through 1993. Dr. Mazza brings to the Board strong leadership and business management skills along with valuable experience relating to governance and ethical issues.

John F. Regan now retired, was the majority shareholder and President of two automobile sales and service companies, DeMassi Pontiac, Buick and GMC, located in Riverdale, New Jersey and Regan Pontiac, Buick and GMC, located in Long Island City, New York since 1995. Both companies closed in March 2009, and in July 2009, both companies filed for bankruptcy. He currently serves on the Board of Directors of Kearny Bank and Kearny Financial. Mr. Regan’s involvement in our local community brings knowledge of the local economy and business opportunities for Kearny Bank. Mr. Regan, while operating his automobile business, developed solid leadership and business management skills as well as a depth of knowledge in the areas of operational efficiency and effectiveness which are a valuable asset to the Board.

Christopher D. Petermann is a Certified Public Accountant (CPA), is the Managing Partner at the New York City Office of O’Connor Davies, LLP and serves as Co-Partner-in-Charge for the Private Foundation Practice. He has over 30 years of specialized experience in accounting for exempt organizations and private foundations, as well as closely held businesses and financial services entities. Mr. Petermann was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank on December 23, 2015. As a resident of New Jersey, he holds a number of professional committee and community board positions including involvement with the William F. Grupe Foundation, Partners for Health, NJ Symphony Orchestra along with the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the New York State Society of Certified Public Accounts. Mr. Petermann provides proficient guidance relative to financial reporting, accounting and tax matters as well as internal control and governance issues as an independent director. Mr. Petermann holds a Bachelor of Science degree in accounting from Bucknell University.

Continuing Directors with Terms to Expire in 2018

John N. Hopkins retired in March 2011 as Chief Executive Officer of Kearny Financial and Kearny Bank after serving in those positions since March 2010. Prior to March 2010, he served as President and Chief Executive Officer of Kearny Financial and Kearny Bank, positions he had held since 2002. He had served Kearny Bank as Executive Vice President from 1994 to 2002 and as Chief Financial Officer from 1994 to 1999. His career at Kearny Bank began in 1975. Mr. Hopkins was elected to serve as a Director in 2002 and currently serves on the Boards of Directors of Kearny Financial and Kearny Bank. He is a graduate of Fairleigh Dickinson University. Active in professional and charitable organizations, he served on several committees of the New Jersey Bankers Association, the Board of Directors of TICIC, Inc., a consortium that provides long-term financing for affordable and senior housing in New Jersey, Chairman of the Board of Trustees of Clara Maass Medical Center and Director Emeritus of the Rutherford Senior Citizens Center (55 Kip Center). His many years of service in the operations of Kearny Bank and his past duties as Chief Executive Officer of Kearny Financial and Kearny Bank bring a special knowledge of the financial, economic and regulatory challenges we face which makes him well suited to counseling the Board on these matters.

Craig L. Montanaro was appointed President and Chief Executive Officer of Kearny Financial and Kearny Bank in April 2011. Prior to that time, he had served as President and Chief Operating Officer since April 2010. He previously performed the duties of Senior Vice President and Director of Strategic Planning for Kearny Bank and Kearny Financial from 2005 to March 2010 and from 2003 to 2004 served as Vice President and Regional Branch Administrator. He is a 1988 graduate of Syracuse University earning a Bachelor’s Degree in finance and marketing and in 2000 received his MBA from Fairfield University. He also received a Graduate Degree in banking from the National School of Banking at Fairfield University. Mr. Montanaro, formerly employed by West Essex Bank as Senior Vice President and Chief Operating Officer, joined Kearny Bank when that bank was acquired by Kearny Bank in 2003. West Essex Bank had employed him beginning in 1988. In addition to solid management and administrative skills, his knowledge and understanding of the financial, economic, social and regulatory environments make him a valuable asset to Kearny Financial, Kearny Bank and to the Board of Directors. Craig L. Montanaro is the son of Director Leopold W. Montanaro.

Leopold W. Montanaro is retired and was the Chairman, President and Chief Executive Officer of West Essex Bancorp, Inc. and West Essex Bank, located in Caldwell, New Jersey, until that bank was acquired by Kearny Financial on July 1, 2003. He was employed by West Essex Bank beginning in 1972. He serves as a director of Kearny Bank and Kearny Financial as well as the KearnyBank Charitable Foundation. His past service as President of a financial institution, director on the board of the Federal Home Loan Bank of New York, Chairman of the Board of Directors of the New Jersey Thrift and Bankers Association and his participation in our local community for 50 years brings special knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for Kearny Bank. He is the father of Craig L. Montanaro, President and Chief Executive Officer of Kearny Bank and Kearny Financial.

Business Experience and Qualifications of Executive Officers Who Are Not Directors

The business experience for the past five years of each of our executive officers who are not directors is set forth below. Unless otherwise indicated, the executive officer has held his or her position for the past five years.

William C. Ledgerwood was appointed Senior Executive Vice President and Chief Operating Officer in April 2014 and previously served as Executive Vice President and Chief Operating Officer since April 2011. He became Senior Vice President and Chief Financial Officer of Kearny Bank and Kearny Financial in December 2006, and served as Senior Vice President, Treasurer and Chief Accounting Officer of Kearny Bank and Kearny Financial from 2002 through 2006. He has been employed by Kearny Bank since 1998 and he is a graduate of Bucknell University and the National School of Banking at Fairfield University.

Eric B. Heyer was appointed Executive Vice President and Chief Financial Officer effective April 2014 and previously served as Senior Vice President and Chief Financial Officer since April 2011. He became First Vice President and Chief Accounting Officer of Kearny Financial in October 2009 and of Kearny Bank in July 2009. Mr. Heyer had previously served as Senior Vice President, Treasurer and Chief Financial Officer of American Bancorp of New Jersey, Inc. from 1997 until its acquisition by Investors Bancorp, Inc. in May 2009.

Sharon Jones is the Executive Vice President and Corporate Secretary of Kearny Financial and Kearny Bank. Appointed to the office of Corporate Secretary in 1994, she became a Vice President in 1997, a Senior Vice President in 2002 and an Executive Vice President in April 2014. Beginning her career at Kearny Bank in 1972 as a loan originator, she served as Assistant Vice President of Lending from 1982 to 1994 and also served as Director of Human Resources from 1994 to 2004.

Patrick M. Joyce was appointed Executive Vice President and Chief Lending Officer of Kearny Bank in April 2014, previously serving as Senior Vice President and Chief Lending Officer of Kearny Bank since 2002 and as Vice President of loan originations from 1999 to 2002. He was formerly employed by South Bergen Savings Bank as an Assistant Corporate Secretary and as a loan originator. He joined South Bergen Savings Bank in 1985. He joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999.

Erika K. Parisi was appointed Executive Vice President and Director of Customer Relationship Management Analytics of Kearny Bank in June 2016, previously serving as Executive Vice President and Branch Administrator of Kearny Bank since April 2014, and as Senior Vice President and Branch Administrator of Kearny Bank since 2002 and Vice President and Branch Administrator from 1999 to 2002. She was formerly employed by South Bergen Savings Bank as Vice President/Branch Administrator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. She joined South Bergen Savings Bank in 1991. Ms. Parisi holds a Bachelor of Science degree, majoring in accounting, from the State University of New York at Albany.

Corporate Governance Matters

Board Independence

The board of directors determines the independence of each director in accordance with Nasdaq Stock Market rules, which include all elements of independence as set forth in the listing requirements for Nasdaq securities. The board of directors has determined that Messrs. Aanensen, Mazza, Regan, Mazur,

McClane, McGovern, Hopkins, Petermann and Chandonnet are “independent” directors within the meaning of such standards. In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported in this prospectus and that had an impact on our determination as to the independence of our directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Kearny Financial’s common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Exchange Act. The executive officers and directors of Kearny Financial, and beneficial owners of greater than 10% of Kearny Financial’s common stock, are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of Kearny Financial’s common stock. The Securities and Exchange Commission rules require disclosure in Kearny Financial’s Proxy Statement or Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of Kearny Financial’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on Kearny Financial’s review of ownership reports and confirmations by executive officers and directors, Kearny Financial believes that, during the 2016 fiscal year, its officers, directors and beneficial owners of greater than 10% of its common stock timely filed all required reports.

Codes of Ethics

The Company has adopted a Code of Ethics that reflects current circumstances and Securities and Exchange Commission and Nasdaq definitions for such codes. The code of business conduct and ethics covers the Company, Kearny Bank and other subsidiaries. Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations. The code applies to all directors, officers and employees of the Company and subsidiaries. We have posted a copy of the Code of Ethics (referred to as Conflicts of Interest & Code of Conduct) on our corporate website, at www.kearnybank.com, on the “Investor Relations” tab under the link “Governance Documents.” As further matters are documented, or if those documents (including the Code of Ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the corporate website at that address.

Transactions With Certain Related Persons

Since the beginning of the last fiscal year, no directors, officers or their immediate family members have had a direct or indirect material interest in any transactions in which we or any subsidiary were a participant involving an amount in excess of $120,000 (other than loans from Kearny Bank).

Kearny Bank makes loans to its officers, directors and employees in the ordinary course of business. Kearny Bank has adopted written policies governing these loans. In accordance with federal regulations, all such loans or extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Kearny Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved in advance by the Board of Directors with any interested director abstaining. Loans to insiders are monitored on a monthly basis to ensure continued compliance with Kearny Bank’s lending policies.

Board Leadership Structure and Role in Risk Management

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals. John J. Mazur, Jr. serves as Chairman of the Board of Directors. Mr. Mazur is an independent director and does not serve in any executive capacity with the Company. The Company’s Chief Executive Officer is Craig L. Montanaro. Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function, with authority delegated to the Enterprise Risk Management Committee to review risk management policies and practices in specific areas of the Company’s business. The Audit & Compliance Committee is primarily responsible for providing oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations. The Audit & Compliance Committee works closely with officers involved in the risk management function and the internal audit staff who report directly to the Audit & Compliance Committee.

Stock Ownership Guidelines

The Board of Directors believes that it is in the best interest of Kearny Financial and its stockholders to align the financial interests of its executive officers and directors with those of stockholders. Accordingly, Kearny Financial has adopted Stock Ownership Guidelines for named executive officers and Directors of Kearny Financial that require the following minimum investment in Kearny Financial common stock:

CEO:	A number of shares having a market value equal to three times (3.0x) annual base salary
Other Named Executive Officers:	A number of shares having a market value equal to two times (2.0x) annual base salary
Directors:	A number of shares having a market value equal to four times (4.0x) annual cash retainer (excluding any committee fees)

Stock holdings are expected to be achieved within three (3) years from the later of either the implementation of the Stock Ownership Guidelines or, for named executive officers, the starting employment date or, for directors, the date of first appointment to the Board of Directors. Stock ownership for named executive officer and Directors is reviewed on an annual basis.

Anti-Hedging and Pledging Policy

Kearny Financial has adopted an anti-hedging and pledging policy, which prohibits directors and executive officers from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Kearny Financial common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Kearny Financial common stock would affect the value of the shares of Kearny Financial common stock owned by an executive officer or director is prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited. This policy does not prohibit transactions in the stock of other companies.

The anti-hedging and pledging policy also prohibits directors and executive officers from holding Kearny Financial securities in a margin account or pledging Company securities as collateral for any other loan. An exception to this prohibition may be granted, in the sole discretion of the Board of Directors or the Governance Committee of the Board of Directors and may be based on any relevant factors, including the percentage of securities held by the individual that is currently pledged and the magnitude of aggregate pledged shares in relation to total shares outstanding, market value or trading volume. Other than 6,500 shares pledged by Craig L. Montanaro, no shares are currently pledged by a director or executive officer.

Operation of the Board of Directors

During the fiscal year ended June 30, 2016, the Boards of Directors of Kearny Financial and Kearny Bank held twelve and fourteen meetings, respectively. During the year ended June 30, 2016, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he served during the period for which he had been a director. The Board of Directors maintains an Audit & Compliance Committee, a Budget Committee, an Executive Committee, an Interest Rate Risk Management Committee, an Asset Quality Committee, an Enterprise Risk Management Committee, a Nominating Committee and a Compensation Committee, a Governance Committee, an Information Technology Committee and a Benefits Equalization Plan Administrative Committee. During the fiscal year ended June 30, 2016, all independent directors attended two executive sessions of the Company.

Enterprise Risk Management Committee. This committee consists of Directors Hopkins (Chair), Chandonnet, McGovern, Montanaro (Leopold), and Regan. The responsibilities of this Committee encompass determining the Company’s appropriate level of risk and strategy, monitoring management’s implementation thereof, identifying and managing multiple and cross-enterprise operational and strategic risks and monitoring the Company’s overall risk position. This committee is scheduled to meet quarterly and met four times during the year ended June 30, 2016.

Compensation Committee. This committee consists of Directors Aanensen (Chair), Regan and Petermann. Each member of the Compensation Committee is independent in accordance with the current listing standards of The Nasdaq Stock Market, including the enhanced independent requirements for compensation committee members of listed companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board of Directors has adopted a written charter for the Compensation Committee which is available in the Governance Documents section of the “Investor Relations” page of our website at www.kearnybank.com. The responsibilities of this committee include appraisal of the performance of officers, administration of management compensation plans and review of directors’ compensation. This committee reviews industry compensation surveys and reviews the recommendations of management on employee compensation matters. This committee meets as needed and met eight times during the year ended June 30, 2016.

Audit & Compliance Committee. This committee consists of Directors McGovern (Chair), Mazur, Mazza and Petermann. Each member of the Audit & Compliance Committee is independent in accordance with the listing standards of The Nasdaq Stock Market, including those standards specifically applicable to audit committee members. The Board of Directors has determined that John F. McGovern is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission. This committee’s responsibilities include oversight of the internal audit and regulatory compliance activities and monitoring management and employee compliance with the Board of Directors’ audit policies and applicable laws and regulations. This committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors. The Board of Directors has adopted a written charter for the Audit & Compliance Committee, which governs its composition, responsibilities and operation. A copy of this charter is available in the Governance Documents section of the “Investor Relations” page of our website at www.kearnybank.com. This committee meets monthly and also periodically with the internal auditor, the compliance officer and the external auditors and met thirteen times during the year ended June 30, 2016.

Report of the Audit & Compliance Committee. For the fiscal year ended June 30, 2016, the Audit & Compliance Committee: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the Company’s independent auditor, BDO USA, LLP, all matters required to be discussed in accordance with the Standards of the Public Company Accounting Oversight Board Auditing Standard No. 16 “Communication with Audit Committees”; and (iii) received from BDO USA, LLP written disclosures and the letter concerning the firm’s independence with respect to the Company, as required by Rule 3520 of the Public Company Accounting Oversight Board. Based on the foregoing review and discussions, the Audit & Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 for filing with the Securities and Exchange Commission.

Audit & Compliance Committee:	John F. McGovern (Chair)
John J. Mazur, Jr.
Joseph P. Mazza
Christopher Petermann

Nominating Committee. This committee consists of Directors Mazza (Chair), Regan and Aanensen and is responsible for the annual selection of nominees for election as directors. Each member of the Nominating Committee is independent in accordance with the listing standards of The Nasdaq Stock Market. This committee operates under a written charter, which governs its composition, responsibilities and operations. A copy of this charter is available in the Governance Documents section of the “Investor Relations” page of our website at www.kearnybank.com. The committee meets as needed and met one time during the year ended June 30, 2016.

The charter states that the Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and a favorable reputation, who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage. The Committee may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and Kearny Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Kearny Bank and persons recommended by stockholders in the same manner.

To be considered in the Committee’s selection of individuals the Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Kearny Financial’s bylaws provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to Kearny Financial not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of Kearny Financial at the principal executive office of the corporation no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

Management believes that it is in the best interest of Kearny Financial and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if stockholders believe such nominees or proposals are in their best interests.

Compensation Discussion and Analysis

This section discusses the Company’s executive compensation philosophy, guidelines and programs, and the material factors affecting the Company’s decisions regarding the compensation of its senior executives. This discussion and analysis is presented to give our shareholders a clear and comprehensive picture of the Company’s executive compensation program, and its individual components. This discussion should be read in conjunction with the compensation tables below and the accompanying narrative in this Proxy Statement. The Named Executive Officers (“NEOs”) for the fiscal year 2016 are:

•	Craig L. Montanaro, President and Chief Executive Officer (“CEO”)

•	William C. Ledgerwood, Sr. Executive Vice President and Chief Operating Officer (“COO”)

•	Patrick M. Joyce, Executive Vice President and Chief Lending Officer (“CLO”)

•	Eric B. Heyer, Executive Vice President and Chief Financial Officer (“CFO”)

•	Erika K. Parisi, Executive Vice President, Director of Customer Relationship Management Analytics

Executive Summary

For the fiscal year ended June 30, 2016, the Company reported net income of $15.8 million, or $0.18 per basic and diluted share. The results represent an increase of $10.2 million compared to net income of $5.6 million, or $0.06 per basic and diluted share, for the fiscal year ended June 30, 2015. Net income for fiscal 2015 reflected a $10.0 million charitable contribution made by the Company to the KearnyBank Foundation in conjunction with the closing of the Company’s second-step conversion and stock offering. After giving effect to the income tax benefit, the contribution reduced net income for fiscal 2015 by approximately $6.1 million or $0.07 per basic and diluted share.

•	The Company’s return on average assets increased by 21 basis points to 0.36% for the year ended June 30, 2016 from 0.15% for the year ended June 30, 2015.

•	The Company’s return on average equity increased by 38 basis points to 1.36% for the year ended June 30, 2016 from 0.98% for the year ended June 30, 2015.

•	Earnings from fiscal 2016 augmented the Company’s stockholders’ equity, which had already reflected the excess capital resulting from the second-step conversion and stock offering that was completed in fiscal 2015. As such, the Company implemented two key capital management strategies during fiscal 2016 to further support shareholder value:

•	The Company reinstituted the payment of a regular quarterly cash dividend through which it paid a total of $0.08 per share to stockholders during fiscal 2016. The Company generally anticipates maintaining a cash dividend payout ratio of approximately 50% during fiscal 2017.

•	The Company’s initiated a new share repurchase program in May 2016 through which it intends to repurchase a total of 9,352,809 shares, or 10%, of its outstanding shares. Through June 30, 2016, the Company repurchased 1,706,182 shares, or 18.2% of the shares to be repurchased under the current program, at a total cost of $22.3 million and at an average cost of $13.06 per share.

In fiscal year 2016, our NEOs had modest or no base salary increases and no equity awards were granted. Payouts under the Senior Management Incentive Compensation Plan are discussed below.

Compensation Philosophy and Role of Compensation Components

The Company’s executive compensation program considers factors such as the executive’s position and responsibilities and reflects an appropriate mix of annual and long-term compensation. The table below outlines the components of the Company’s executive compensation program and the component’s function related to total compensation. The objective of the program is to provide annual and long-term compensation that will attract, motivate, and retain executives who will enhance the long-term value for the Bank’s shareholders. Our program aligns the interests of our executive team with shareholders’ interests by rewarding for success against company performance. Compensation is established based on factors that include the Company’s compensation philosophy, market conditions, financial performance, and overall job performance.

The elements of the executive compensation program are described below and in more detail in the following pages.

Compensation Component	Description	Purpose

Base Salary	Pay to recognize the executives’ scope of responsibilities, skills, performance and experience.	To provide for a secure and competitive base salary that recognizes the executive for the value of his or her role.

Senior Management Incentive Compensation Plan	Annual cash awards based on achieving levels of performance against key measures including: • Earnings • Loans • Deposits • Risk Management	To motivate and reward executives for achieving annual Company, business unit, and individual goals that support the long-term strategic plan.

Equity Awards	Restricted stock and option awards that vest at the rate of 20 percent per year over a five year period. Awards in the future may also be granted with performance-based vesting.	To align the executives with the long-term interests of the Company and shareholders, and reward for the long-term performance of the organization.

Retirement Benefits Stock Ownership Plan

A Company-wide 401(k) plan and Employee (“ESOP”).

Certain executives participate in a legacy Defined Benefit Plan that provides for monthly payments at normal or early retirement. Benefits under this plan were frozen in 2007.

To provide market competitive retirement benefits that offer future financial security.

Deferred Compensation	Certain executives participate in a plan providing employer contributions into a nonqualified deferred compensation account.	Provides executives retirement benefit equalization where amounts may be limited under certain tax code sections.

Termination & Severance Pay	Executives have employment agreements that provide for severance compensation, under certain scenarios to include a Change in Control (“CIC”), following termination.	Employment agreements assist in attracting and retaining executive talent. CIC arrangements minimize the impact on executives when exploring or executing strategic opportunities that may result in a CIC.

“Say On Pay” Vote

On October 29, 2015, shareholders were asked to vote on a non-binding resolution to approve the compensation for the named executive officers, commonly referred to as a “say on pay” vote. The resolution was approved with a 95.91% affirmative vote, demonstrating strong support of the Compensation Committee’s executive pay decision.

Details of Compensation Components

Base Salary

Base salaries for executives and other officers are reviewed by the Committee on an annual basis. Salaries are reflective of the executive’s job responsibilities, job performance and experience, and the competitive market. For the fiscal year ended June 30, 2016, base salaries were unchanged in light of upward adjustments to the target opportunities in the Senior Management Incentive Compensation Plan, which is described in detail below.

Senior Management Incentive Compensation Plan

All NEOs participate in the Senior Management Incentive Compensation Plan (the “Plan”). The Plan is designed to recognize and reward executives for their annual contribution to Bank performance. Eligibility is limited to executives and certain senior vice president positions that have a significant impact on the success of the Company. The Plan is a short-term cash incentive plan that directly ties annual cash awards to the Company’s performance as achieved across multiple performance measures. The performance measures and goals are defined each year and approved by the Committee.

The Plan includes a claw back provision. In the event the Company or Bank is required to restate its financial statements, participants will be required to forfeit any incentive award earned or distributed during the period for which the restatement is required in excess of what they would have otherwise received based on restated results. The Committee has discretion in determining the application of claw backs and the amounts to be reclaimed under this provision.

Each executive has a scorecard that identifies the appropriate performance categories, weightings and target compensation opportunities as shown below. A table indicating the metrics, goals and actual performance for fiscal year 2016 is shown as a separate table later in this section. Halfway through the year, Mr. Joyce and Ms. Parisi’s performance metrics and goals were adjusted to reflect changes in their responsibilities. At that time, Business (C&I) Loan Growth: Retail and Small Business Administration (“SBA”) Sale Gains were eliminated from the Lending category for Mr. Joyce. Ms. Parisi’s goals were changed to 30% Earnings and 70% Qualitative to reflect her work on a customer relationship manager (“CRM”) initiative. Payouts for both executives reflect 50% of the original and 50% of the revised performance categories, metrics and weightings.

	Performance Categories and Weightings
Executive	Target Opportunity	Earnings	Lending	Deposits	Asset Quality	Interest Rate Risk
Craig Montanaro	35%	50%	15%	15%	10%	10%
William Ledgerwood	30%	50%	15%	15%	10%	10%
Patrick Joyce	25%	30%	50%	10%	10%	—
Eric Heyer	25%	50%	15%	15%	—	20%
Erika Parisi	25%	30%	10%	60%	—	—

	Revised Performance Categories and Weightings
Executive	Payout Opportunity	Earnings	Lending	Deposits	Asset Quality	Interest Rate Risk	Qualitative
Patrick Joyce	25%	30%	50%	10%	10%	—	—
Erika Parisi	25%	30%	—	—	—	—	70%

The following outlines the performance measures in each category, the goal at target and the actual results for the fiscal year 2016

Performance Categories & Metrics	Target	Actual	% Achieved
Earnings
Net Income	$13,817,422	$15,822,244	114.51%
Return on Average Assets	0.31%	0.36%	115.86%
Earnings per Share	0.15	0.18%	119.54%
Efficiency Ratio	71.61%	68.50%	110.84%
Lending
Commercial Mortgage Growth: Commercial Real Estate (CRE)	$288,750,308	$241,273,804	83.56%
Commercial Mortgage Growth: Multifamily	$196,655,808	$311,914,581	158.61%
Business (C&I) Loan Growth: Retail(1)(2)	$27,076,603	$(13,811,784)	(51.01)%
Business (C&I) Loan Growth: Wholesale	$130,929,216	$2,568,232	1.96%
Residential (1-4) 1st Mortgage Loan Growth	$13,217,929	$16,189,855	122.48%
Total Loan Growth(3)	$692,158,636	$574,438,921	82.99%
Average Loan Yield (Annualized)	3.89%	3.90%	101.18%
SBA Sale Gains	$999,996	$353,216	35.32%
Deposits
NIB Core Deposit Growth (Retail)(2)	$32,780,019	$20,217,568	61.68%
IB Core Deposit Growth (Retail DDA/SAV)	$94,968,713	$5,264,743	5.54%
Certificate of Deposit Growth (Retail)	$85,142,480	$216,300,836	254.05%
Wholesale Deposit Growth	$18,000,000	$(12,600,292)	(70.00)%
Total Deposit Growth(3)	$230,891,212	$229,182,855	99.26
Average IB Deposit Cost (Annualized)	0.78%	0.79%	96.02%
Asset Quality
Nonperforming Loan Ratio (%)	1.09%	0.79%	127.85%
Nonperforming Asset Ratio (%)	0.56%	0.49%	113.17%
Interest Rate Risk
EVE Ratio Risk Factor	24.28%	23.47%	94.94%
EVE Sensitivity Risk Factor	(12.06)%	(11.88)%	101.10%
NII Sensitivity Y1 (M1-M12)	0.44%	1.77%	108.33%
NII Sensitivity Y2 (M13-M24)	0.21%	(1.05)%	92.13%

(1)	Ms. Parisi’s lending goal was weighted 100% on Business C&I Loan Growth: Retail, which was removed halfway through the year to reflect a change in duties. Likewise, Ms. Parisi’s deposit goals of NIB Core Deposit Growth (Retail) and IB Core Deposit Growth (Retail DDA/SAV) were also removed halfway through the year. These goals were replaced with a qualitative goal regarding a CRM initiative.
(2)	Business (C&I) Loan Growth: Retail and SBA Sale Gains were removed from Mr. Joyce’s lending goals halfway through the year to reflect a change in responsibilities. Mr. Joyce’s deposit goal is weighted 100% on NIB Core Deposit Growth (Retail).
(3)	Mr. Heyer’s lending and deposit goals are weighted 100% on Total Loans and Total Deposits respectively.

At the beginning of each year, a range of performance is established for each factor (Floor; Target; and Cap). Performance against each range determines the payout opportunity for each factor, ranging from 0% (not achieving minimal performance) to 150% (achieving exceptional performance) of the established target.

In order to ensure incentives are funded based on profits, there is a Bank “performance gate” that must be achieved in order to fund any awards beyond target payout levels. The Bank must achieve at least 75% of its Net Income goal for any awards to be paid beyond target. If performance falls below 50% in any individual performance factor, no incentive compensation is paid on that measure. In addition, an overall floor is in place which eliminates any payments from being made if Net Income falls below 50% of target. For fiscal year 2016, the Net Income goal was at 114.51% of target and the performance gate was achieved.

The following table shows each NEO’s payout as a percentage of target on the five performance categories for fiscal year 2016 performance:

	Performance Categories
Executive	Payout Opportunity	Earnings	Lending	Deposits	Asset Quality	Interest Rate Risk	Qualitative	Total
Craig Montanaro	35%	130%	56%	—	138%	83%	—	96%
William Ledgerwood	30%	130%	56%	—	138%	83%	—	96%
Patrick Joyce	25%	130%	80%	—	138%	—	—	93%
Eric Heyer	25%	130%	73%	98%	—	83%	—	108%
Erika Parisi	25%	130%	—	—	—	—	100%	39%

Executive	Base Salary	Payout Opportunity	Payout at Target	Actual Pay	% of Base Salary
Craig Montanaro	$450,000	35%	$157,500	$153,611	34.14%
William Ledgerwood	$300,600	30%	$90,180	$87,953	29.26%
Patrick Joyce	$282,064	25%	$70,516	$65,522	23.23%
Eric Heyer	$271,160	25%	$67,790	$75,358	27.79%
Erika Parisi	$268,730	25%	$67,182	$49,791	18.53%

Stock Compensation and Incentive Plan

Since 2005, the Stock Compensation and Incentive Plan has been used to provide executives, and other eligible employees, with long-term incentives in the form of equity-based awards. The terms and conditions governing the grant of awards under the Plan are described below. During the fiscal years ended June 30, 2013, through 2016, no equity awards were made to any of our NEOs. The Committee may grant equity-based compensation from time to time and it considers making awards in conjunction with the value of other components of compensation in order to evaluate the overall value of each compensation component to senior executives and other officers. Equity awards have been previously granted in an effort to provide the senior executives and other officers with long-term performance and retention incentives consistent with our objective of enhancing long-term value for our stockholders.

Below are the elements of the Stock Compensation and Incentive Plan, further detailed below:

•	Stock Options — Time-based awards vest in 20% increments beginning on the one-year anniversary date of the award and annually thereafter. There is a ten-year term for the awards

•	Restricted Stock Awards — Time-based awards vest in 20% increments beginning on the one-year anniversary date of the award and annually thereafter.

Retirement Income

The named executive officers are eligible to participate in benefit plans available to all employees, including the Kearny Bank 401(k) Plan and the Kearny Bank Employee Stock Ownership Plan (“ESOP”). Certain named executive officers also participate in the related ESOP Benefits Equalization Plan, which provides benefits that would otherwise be limited under the ESOP due to IRS limits, and the frozen Kearny Bank defined benefit pension plan and the frozen Benefits Equalization Plan related to the defined benefit plan (each of which have been frozen as of July 1, 2007 so that future service or salary changes will not increase retirement benefits).

Long-Term, Equity-Based Compensation

The Company’s stockholders, prior to the Company’s second-step conversion on May 18, 2015, approved our Stock Compensation and Incentive Plan, which expired on October 23, 2015, and no additional awards may be granted under such plan. Through this plan, named executive officers and other key contributors may be awarded stock options and restricted stock awards that will offer them the possibility of future compensation depending on the executive’s continued employment with us and the long-term price appreciation of the Company’s common stock. During the fiscal years ended June 30, 2013, through 2016, no equity awards were made to any of our named executive officers.

In light of the completion of our second-step conversion to a fully public company in 2015, management recommends adoption of a new equity plan under Proposal II – Approval of the Kearny Financial Corp. 2016 Equity Incentive Plan, which is described in detail. This plan will allow us to continue providing equity awards to Company employees and directors. The plan provides the ability to award a variety of award types that may vest based on time- or performance-based criteria.

Administration of Compensation Program

The Committee operates under a written charter that establishes its responsibilities. The Committee reviews the charter annually to ensure that the scope of the charter is consistent with the Committee’s expected role. Under the charter, the Committee is charged with general responsibility for the oversight and administration of the Company compensation program. The charter gives the Committee the sole responsibility for determining the compensation of the chief executive officer based on the Committee’s evaluation of his performance. The charter also authorizes the Committee to engage consultants and other professionals without Board approval to the extent deemed necessary to discharge its responsibilities.

The Committee utilizes publicly available information to gather information related to compensation practices for executive officers of financial services companies in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the executive group.

The Committee considers a variety of factors as it evaluates compensation for each officer including:

•	the Company’s overall financial performance as compared to budget and prior year’s performance;

•	bank regulatory compliance and examination results;

•	bank performance metrics compared to other financial services companies in our market area, including return on assets, loan and deposit growth, level of non-performing loans, and other risk management metrics; and

•	the individual achievements of each officer in their respective areas of responsibility; and the market competitiveness of the Company’s compensation and benefits programs applicable to its executive management.

Upon the request of the Committee, the CEO may be asked to provide input in regard to the performance and compensation of his direct reports. The Compensation Committee takes this information under advisement; the Committee makes its decisions independently and regularly hosts executive sessions. The CEO may not be present during voting or deliberations on his compensation.

The Committee also considers the potential risks to which the incentive compensation programs may expose the Company, and the established policies, controls, and procedures of the Company and Kearny Bank that exist to protect against such risks to the Company (See “— Compensation Risk Assessment”).

The Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. In 2015, the Committee retained the services of Pearl Meyer & Partners LLC (“Pearl Meyer”), an independent compensation consulting firm. Pearl Meyer assisted the committee during the fiscal year with changes to the Company’s incentive program. As a result of the work, NEOs will participate in the Executive Management Incentive Program in fiscal 2017 (the “Program”). Participation in the Program is limited to the CEO and certain members of executive management (primarily the NEOs). The structure of the Program remains essentially identical to the Senior Management Incentive Compensation Plan; however, Program language has been updated to streamline administration. Additionally, Pearl Meyer assisted the Committee with market-based practices and design elements for the 2016 Equity Incentive Plan.

A representative from Pearl Meyer attends the Committee meetings upon request for the purpose of reviewing compensation data with the Committee and participating in general discussions on compensation for the named executive officers. While the Committee considers input from Pearl Meyer when making compensation decisions, the Committee’s final decisions reflect many factors and considerations.

Pearl Meyer reports directly to the Committee and does not provide any other services to the Company. The Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors, among others: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees from the Company paid to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Committee has determined, based on its analysis of the above factors, among others, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company has not created any conflict of interest.

Benchmarking

In 2015, Pearl Meyer assisted the Committee in developing a peer group for the purpose of providing the Company with a basis for comparing its compensation against the compensation arrangements offered by other similarly situated financial institutions.

The work Pearl Meyer performed was initially for the purpose of conducting a review of Director compensation which is described in the proxy for fiscal year 2015, and no executive compensation benchmarking was performed. Should the Compensation Committee compare proxy data for purposes of NEO compensation, the group will be refreshed based on the same criteria described below.

The development of the Company peer group entailed the collection of financial and performance data from a group of similar banks against which to compare Company’s compensation practices. The peer group used as reference for total direct compensation and financial performance comparisons consists of community-based banking organizations predominately in the Northeast and in the Mid-Atlantic states with assets between $2.2B and $6.8B (approximately 0.6x – 2x of the Company’s asset size), operating in a market similar to the Company’s and competing for comparable executive talent. In 2015, the peer group consisted of the following companies:

Beneficial Bancorp	Northfield Bancorp, Inc.
Bryn Mawr Bank	Oritani Financial
ConnectOne Bancorp	OceanFirst Financial
Customers Bancorp	Peapack-Gladstone Financial
Dime Community Bancshares	S&T Bancorp
Financial Institutions, Inc.	Sun Bancorp
First Commonwealth Financial	Tompkins Financial
Flushing Financial	TriState Capital Holdings
Lakeland Bancorp	TrustCo Bank Corp
Metro Bancorp

Compensation of the Chief Executive Officer

In assessing the compensation for the CEO, the Board of Directors evaluates both the corporate and his individual performance. Individual factors include the CEO’s initiation and implementation of successful business strategies; maintenance of an effective management team and management succession planning; and various personal qualities, including leadership, commitment, and professional and community standing. The Committee reviewed the Company’s fiscal year 2015 operating results, as well as the job performance of President and CEO, Craig Montanaro. The Committee believes that Mr. Montanaro continues to make significant contributions to our ongoing success, including his vision and leadership efforts in terms of the transformation process that is still occurring at the Company and Kearny Bank, including the significant increase in commercial loan growth that has occurred, improvements in Kearny Bank’s deposit products mix profitability, as well as asset quality improvements. The Committee considered the leadership proficiencies he exhibited throughout the course of our very successful second-step conversion and stock offering along with his abilities to maintain good working relationships with the Directors, Officers and Bank Personnel as well as the organizations banking regulators. Additionally, the Committee considered the median and 75th percentile base salary and total cash compensation paid to the CEO of the comparative peer group companies. Mr. Montanaro’s base salary for fiscal 2017 was kept at the same rate as fiscal 2016.

Stock Ownership Guidelines

The Company has adopted Stock Ownership Guidelines for Named Executive Officers and Directors of Kearny Financial that require certain minimum investments in Kearny Financial common stock as described under “Corporate Governance Matters.”

Stock holdings are expected to be achieved within three (3) years from the later of either the implementation of the Stock Ownership Guidelines or, for named officers, the starting employment date or, for directors, the date of first appointment to the Board of Directors.

Compensation Risk Assessment

During the 2016 fiscal year, senior management conducted an updated Compensation Risk Assessment which was presented to and reviewed by the Committee. This Compensation Risk Assessment concluded the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Deductibility of Executive Compensation

It is anticipated that all compensation earned for the fiscal year ended June 30, 2016 will be a deductible expense for tax purposes in accordance with Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code, companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for the Chief Executive Officer and the three most highly paid executive officers listed in the summary compensation table other than the Chief Financial Officer.

The Compensation Committee’s practice is to structure compensation programs offered to the executive officers with a view to providing incentives necessary to attract, retain and reward our executive officers. In most instances, such compensation is anticipated to satisfy the requirements for tax-deductibility. The Compensation Committee may determine to authorize payments, all or part of which would be nondeductible for federal tax purposes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 2016, 2015 and 2014 certain information as to the total compensation paid to our President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and our three other most highly compensated executive officers. Each executive is referred to as a named executive officer.

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)($)	All Other Compensation(4) ($)	Total($)

Craig L. Montanaro	2016	445,592	—	—	—	153,611	24,000	73,203	696,406
President and Chief Executive Officer	2015 2014	445,755 450,000	11,250 13,500	— —	— —	101,254 —	16,000 10,000	73,487 76,284	647,746 549,784
William C. Ledgerwood	2016	297,655	—	—	—	87,953	58,000	55,003	498,611
Sr. Executive Vice President and Chief Operating Officer	2015 2014	297,764 300,600	7,515 9,018	— —	— —	67,637 —	65,000 36,000	50,914 55,773	488,830 401,391
Patrick M. Joyce	2016	279,301	—	—	—	65,522	57,000	39,048	440,871
Executive Vice President and Chief Lending Officer	2015 2014	279,403 275,348	6,884 8,059	— —	— —	47,392 —	38,000 26,000	36,679 39,625	408,358 349,032
Eric B. Heyer	2016	268,504	—	—	—	75,358	—	39,157	383,019
Executive Vice President and Chief Financial Officer	2015 2014	256,715 245,180	6,129 7,176	— —	— —	50,194 —	— —	33,784 35,285	346,822 287,641
Erika K. Parisi	2016	266,097	—	—	—	49,791	61,000	41,610	418,498
Executive Vice President, Director of Customer Relationship Management Analytics	2015	266,195	6,637	—	—	29,980	39,000	38,067	379,879

(1)	No restricted stock awards or stock options were granted to the named executive officers for the fiscal years ended 2016, 2015 and 2014.
(2)	Reflects the amounts earned by each named executive officer under the Kearny Bank Senior Management Incentive Compensation Plan. The Senior Management Incentive Compensation Plan section of the Compensation Discussion and Analysis describes how the 2016 cash awards to the named executive officers were determined.
(3)	Reflects the actuarial change in pension value in each individual’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of a named executive’s officer’s accumulated benefit. The following table shows the change in pension value and how most of the change was attributable to a change in the discount rate:

Name	Change in Mortality Table	Change in Age	Change in Discount Rate (4.50% to 3.75%)	Total
Montanaro	$(1,000)	$4,000	$21,000	$24,000
Ledgerwood	$(7,000)	$21,000	$44,000	$58,000
Joyce	$(4,000)	$11,000	$50,000	$57,000
Heyer	$—	$—	$—	$—
Parisi	$(5,000)	$12,000	$54,000	$61,000

(4)	For fiscal year 2016, all other compensation included the following:

Name	401(k) Plan Company Contributions($)	Bank Owned Life Insurance ($)	ESOP and ESOP BEP Company Contributions(1)($)	Long-Term Care Premium($)	Dividends on Unvested Stock Awards($)	Other(2)($)	Club Dues($)
Craig L. Montanaro	—	695	51,267	3,212	—	6,763	11,266
William C. Ledgerwood	7,951	1,379	33,503	4,750	—	7,420	—
Patrick M. Joyce	4,550	507	31,299	2,692	—	—	—
Eric B. Heyer	8,566	658	29,933	—	—	—	—
Erika K. Parisi	8,509	514	29,714	2,873	—	—	—

(1)	For Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi includes regular ESOP allocations of $29,644, $29,644, $29,644, $29,644 and $29,644, respectively, and allocations under the related ESOP Benefits Equalization Plan of $21,623, $3,859, $1,655, $289 and $70, respectively.
(2)	For Messrs. Montanaro and Ledgerwood includes an automobile allowance of $5,686 and $7,000, respectively, and reimbursement of spouse travel expenses to attend a conference of $1,077 and $420, respectively.

Grants of Plan-Based Awards. The following table sets forth information regarding plan-based awards made to our named executive officers for the fiscal year ended June 30, 2016. The “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” shown in the table below refer to awards made under our Senior Management Incentive Compensation Plan, discussed above under “Compensation Discussion & Analysis - Senior Management Incentive Plan.”

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)(2)	Options (#)(2)	Option Awards	Awards ($)
Craig L. Montanaro	—	78,750	157,500	286,250	—	—	—	—	—	—	—
William C. Ledgerwood	—	45,090	90,180	135,270	—	—	—	—	—	—	—
Patrick M. Joyce	—	35,258	70,516	105,774	—	—	—	—	—	—	—
Eric B. Heyer	—	33,895	67,790	101,685	—	—	—	—	—	—	—
Erika K. Parisi	—	33,591	67,182	100,774	—	—	—	—	—	—	—

(1)	The amounts reported in these columns include potential payouts corresponding to achievement of the threshold, target and maximum performance objectives under the Senior Management Incentive Compensation Plan.
(2)	For fiscal year 2016, no shares of restricted stock or stock options were awarded to our named executive officers.

Outstanding Equity Awards at Fiscal Year End. The following table provides information regarding options and restricted stock awards held by the named executive officers as of June 30, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested($)
Craig L. Montanaro	—	—	—	—	—	—
William C. Ledgerwood	—	—	—	—	—	—
Patrick M. Joyce	—	—	—	—	—	—
Eric B. Heyer	41,412	—	7.36	4/1/2021	—	—
Erika K. Parisi	—	—	—	—	—	—

(1)	On April 1, 2011, stock options were granted to Mr. Heyer, and the awards vested at the rate of 20% per year, and became fully vested on April 1, 2016. Amounts shown reflect the 1.3804-to-one exchange ratio in connection with the completion of the second-step stock offering and conversion on May 18, 2015.

Option Exercises and Stock Vested. The following table sets forth information regarding the vesting of restricted stock awards and stock option exercises for each named executive officer during the fiscal year ended June 30, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)($)
Craig L. Montanaro	—	—	—	—
William C. Ledgerwood	—	—	—	—
Patrick M. Joyce	—	—	—	—
Eric B. Heyer	—	—	4,141	51,970
Erika K. Parisi	—	—	—	—

(1)	Based upon the fair market value of the stock on the date of vesting, April 1, 2016, of $12.55 per share as reported on the Nasdaq Global Select Market.

Pension Benefits. Kearny Bank is a participating employer in a multiple-employer pension plan sponsored by the Pentegra Defined Benefit Plan for Financial Institutions (the “Pension Plan”). Participants become fully vested in the Pension Plan upon the earlier of completion of five years’ service or attainment of the normal retirement age of 65. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Pension Plan provides for monthly payments to each participating employee at normal retirement age. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. The annual benefit amount upon retirement at age 65 equals 2% of the participant’s highest five-year average salary times years of service. Benefits are payable in the form of a monthly retirement benefit and a death benefit or an alternative form that is actuarially equivalent. Effective July 1, 2007, Kearny Bank “froze” all future enrollments and benefit accruals under the Pension Plan and related benefits equalization plan.

The following table provides information with respect to the payments that each named executive officer may receive following, or in connection with retirement, under the Pension Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)($)	Payments During Last Fiscal Year($)
Craig L. Montanaro	Pension Plan	4	121,000	—
William C. Ledgerwood	Pension Plan	9	517,000	—
Patrick M. Joyce	Pension Plan	8	297,000	—
Eric B. Heyer(2)	Pension Plan	—	—	—
Erika K. Parisi	Pension Plan	8	320,000	—

(1)	Assumes retirement at normal retirement age as defined in the Pension Plan. Present value is calculated using assumptions set forth in Note 16 to the audited consolidated financial statements.
(2)	Mr. Heyer does not participate in the Pension Plan since he joined the Company after the Pension Plan was frozen.

ESOP. Kearny Bank maintains an ESOP, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the ESOP’s eligibility requirements. Employees of Kearny Bank who have been credited with at least 1,000 hours of service during a 12-month period are eligible to participate in the ESOP. In 2005, the ESOP borrowed funds from Kearny Financial pursuant to a loan and used those funds to purchase 1,745,700 shares of common stock for the ESOP in connection with Kearny Financial’s initial public offering (the “2005 Loan”). In connection with the completion of the second-step stock offering and conversion on May 18, 2015, the ESOP purchased an additional 3,612,500 shares of Kearny Financial common stock. The ESOP funded its stock purchase with a loan from Kearny Financial equal to the aggregate purchase price of the common stock and the outstanding balance of the 2005 Loan (the 2005 Loan was refinanced into the new ESOP plan). This loan will be repaid principally through Kearny Bank’s contribution to the ESOP and dividends payable on the common stock held by the ESOP over the 20-year term of the loan. The interest rate for the ESOP loan is 3.25%.

Shares purchased by the ESOP are held in an unallocated suspense account, and shares will be allocated to the participants’ accounts as the loan is repaid on a pro-rata basis. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation. All shares of Kearny Financial common stock held by the ESOP prior to the completion of the second-step stock offering and conversion on May 18, 2015 were automatically converted to shares of Kearny Financial common stock pursuant to the exchange ratio of 1.3804.

Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid generally in the form of common stock. Pursuant to FASB ASC Topic 718-40, Kearny Financial will record a compensation expense each year in an amount equal to the fair market value of the shares released from the unallocated suspense account.

401(k) Plan. Kearny Bank maintains a 401(k) Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements. All eligible employees can begin participation in the 401(k) Plan on the first day of the month coinciding with or following the date on which the employee attains age 21 and has completed three months of service. A participant may contribute up to 75% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2016, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan. In addition to salary deferral contributions, the 401(k) Plan provides that Kearny Bank will make an employer matching contribution equal to 100% of a participant’s salary deferral contribution, provided that such amount does not exceed 1% of a participant’s compensation, plus 50% of a participant’s salary deferral contribution that exceeds 1% but does not exceed 6% of a participant’s compensation earned during the plan year. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available.

Nonqualified Deferred Compensation. Kearny Bank has implemented a Benefits Equalization Plan related to the ESOP. This plan constitutes a defined contribution plan providing for deferral of compensation on a non-tax-qualified basis. The purpose of this plan is to provide a benefit to senior executives of Kearny Bank whose benefits under the ESOP are limited by Sections 401(a)(17) and 415 of the Internal Revenue Code. For example, this plan provides participants with a benefit for any compensation that they may earn in excess of $265,000 (as indexed) comparable to the benefits earned by all participants under the ESOP for compensation earned below that level. Kearny Bank may utilize a grantor trust in connection with this plan in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of Kearny Bank’s general creditors in the event of insolvency, until paid to a participant following termination of employment according to the terms of the plan. Benefits under the plan will be paid in a lump sum in the form of shares of common stock to the extent permissible under applicable regulations, or in the alternative, benefits will be paid in cash based upon the value of such shares at the time that such benefit payments are made. The actual value of benefits under this plan and the annual financial reporting expense associated with this plan are calculated annually based upon a variety of factors, including the actual value of benefits for participants determined under the ESOP each year, the applicable limitations under the Internal Revenue Code that are subject to adjustment annually and the compensation of each participant at such time. Generally, benefits under the plan are taxable to each participant at the time of receipt of such payment, and Kearny Bank will recognize a tax-deductible compensation expense at such time.

The following table sets forth information with respect to named executive officers with accumulated benefits under the Benefits Equalization Plan related to the ESOP:

Name	Executive Contributions In Last Fiscal Year($)	Company Contributions in Last Fiscal Year($)(1)	Aggregate Gain/Loss in Last Fiscal Year($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($)(2)
Craig L. Montanaro	—	21,623	1,185	—	84,667
William C. Ledgerwood	—	3,859	296	—	19,744
Patrick M. Joyce	—	1,655	114	—	7,778
Eric B. Heyer	—	289	1	—	287
Erika K. Parisi	—	70	65	—	3,653

(1)	Contributions included in the “Registrant Contributions in Last Fiscal Year” column are included as compensation for the individual in the Summary Compensation Table.
(2)	Amounts included in the “Aggregate Balance at Last Fiscal Year End” have been reported as compensation for the individuals for years in which their summary compensation has been reported.

Employment Agreements. In connection with the second-step stock offering and conversion on May 18, 2015, Kearny Bank entered into new employment agreements with Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi, which superseded their prior employment agreements. The Company entered into the agreements with Messrs. Ledgerwood, Joyce, Heyer and Ms. Parisi solely as a guarantor. In addition, Kearny Financial entered into a new employment agreement with Mr. Montanaro, which is substantially identical to the agreement Kearny Bank entered into with Mr. Montanaro, except the compensation payable under Mr. Montanaro’s agreement with the Company is reduced dollar-for-dollar for any compensation paid by Kearny Bank. Messrs. Montanaro and Ledgerwood’s agreements have a three-year term, and the other agreements have a two-year term. Commencing on the first anniversary of the agreements (which is defined as July 1 of each calendar year) and on each subsequent anniversary thereafter, the agreements may be renewed for an additional year so that the remaining term is three years for Messrs. Montanaro and Ledgerwood’s agreements and two years for the other agreements, provided that the disinterested members of the board of directors of Kearny Bank conduct a performance evaluation of the executive and affirmatively approve the extension.

The current base salary for Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi, respectively, is $450,000, $300,600, $282,063, $271,160 and $268,730, respectively. In addition to base salary, each executive is generally entitled to participate in all discretionary bonuses, pension and other retirement benefit plans, welfare benefit plans and other equity, incentive and benefit plans and perquisites applicable to senior management of Kearny Bank. Upon the termination of an executive’s employment at any time on or after attainment of age 62 and until the executive becomes eligible for Medicare coverage, the executive is eligible to receive reimbursement for participation in medical coverage comparable to coverage under Kearny Bank’s plan.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, the executive is entitled to a severance payment equal to the executive’s base salary for the remaining term of the agreement, payable in a lump sum within ten days of the executive’s termination of employment, and the executive is entitled to be reimbursed for medical and dental coverage for the remaining term of the agreement. If severance payments had been made under these agreements as of June 30, 2016 for these types of terminations, Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi, respectively, would have received approximately $1,350,000, $901,800, $564,126, $542,320 and $537,460, respectively.

In the event the executive voluntarily resigns during the term of the employment agreement for “good reason” (as defined in the agreement), the executive is entitled to a severance payment equal to the executive’s annual base salary, payable in a lump sum within ten days of the executive’s termination of employment. If severance payments had been made under these agreements as of June 30, 2016 for “good reason,” Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi, respectively, would have received approximately $450,000, $300,600, $282,063, $271,160 and $268,730, respectively.

In the event of a change in control of Kearny Financial or Kearny Bank followed within 24 months by the executive’s involuntary termination of employment for any reason other than cause or the executive’s termination for good reason, then in lieu of the severance benefits described immediately above, Messrs. Ledgerwood, Joyce, Heyer and Ms. Parisi are entitled to a severance benefit equal to two times (three times for Mr. Ledgerwood) the executive’s total compensation earned during the most recently completed calendar year ending on or prior to the date of the executive’s termination of employment and Mr. Montanaro is entitled to a severance benefit equal to 2.999 times his five-year average annual taxable cash compensation, payable in a lump sum within ten days of the executive’s date of termination of employment and the executives are entitled to continued participation in non-taxable medical and dental coverage for the remaining term of the agreement. Messrs. Ledgerwood, Joyce, Heyer and Ms. Parisi’s agreements provide that change in control severance payments will be reduced, to the extent necessary, to avoid a penalty tax under Section 280G of the Internal Revenue Code. If change in control severance payments had been made under these agreements as of June 30, 2016, Messrs. Montanaro, Ledgerwood, Joyce, Heyer and Ms. Parisi, respectively, would have received approximately $1,268,166, $999,922, $718,604, $732,006 and $661,896, respectively.

For purposes of the employment agreements, “good reason” is defined as: (i) a material reduction in the executive’s base salary or benefits (other than a reduction that is part of a good faith, overall reduction applicable to all employees); (ii) a material reduction in the executive’s authority, duties or responsibilities; or (iii) a material breach of the employment agreement by Kearny Bank.

Upon any termination of employment (except following a change in control), the executives will each be required to adhere to non-competition and non-solicitation covenants for six months.

Kearny Bank also entered into new employment agreements with certain other individuals, which contain similar terms to the agreements for Messrs. Joyce, Heyer and Ms. Parisi and change in control agreements with certain non-executive level officers, which provide, in the event of a change in control of the Company or Kearny Bank followed within 24 months by the individual’s involuntary termination of employment for any reason other than cause or the executive’s termination for good reason, a severance payment equal to the individual’s annual base salary and bonus, payable in a lump sum within ten days of the individual’s termination of employment.

Executive Life Insurance Agreements. Kearny Bank is party to Executive Life Insurance Agreements with each of the named executive officers pursuant to which Kearny Bank has purchased life insurance policies on the named executive officers. Under the agreements, the beneficiaries of the named executive officers are entitled to a death benefit paid by the insurer from the policy proceeds equal to two times the named executive officer’s highest annual base salary in effect during the three calendar years prior to death, plus an additional one hundred thousand dollars, if the named executive officer dies while employed by Kearny Bank or in effect during the three calendar years prior to retirement if the named executive officer is retired at the time of death and meets certain age and service requirements. The maximum death benefit, however, may not exceed $1.5 million. In the event of a change in control of Kearny Bank prior to the named executive officer’s death or retirement, the death benefit shall remain in effect, regardless of whether the age and service requirements have been met.

Potential Payments Upon Termination or Change in Control. The table below reflects the amount of compensation payable to each of the named executive officers in accordance with each individual’s employment agreement and certain other benefit plans and agreements as discussed in the preceding sections in the event of termination of such executive’s employment. The amounts shown assume that such termination was effective as of June 30, 2016, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s termination of employment. The amounts shown below do not include the named executive officer’s account balances in the Benefits Equalization Plan related to the ESOP since the present value of the accumulated benefits under this plan is set forth in the above tables.

Name and Plan	Termination for Good Reason($)	Early Retirement (at age 62)($)	Termination w/o Cause No Change in Control($)	Termination w/o Cause With Change in Control($)	Death($)	Disability($)(3)

Craig L. Montanaro
Employment Agreement(1)	450,000	—	1,438,836	1,357,002	—	1,035,000
Exec. Life Ins. Agreement(2)	—	—	—	—	1,500,000	—

Name and Plan	Termination for Good Reason($)	Early Retirement (at age 62)($)	Termination w/o Cause No Change in Control($)	Termination w/o Cause With Change in Control($)	Death($)	Disability($)(3)

William C. Ledgerwood
Employment Agreement(1)	300,600	42,406	965,409	1,063,531	—	691,380
Exec. Life Ins. Agreement(2)	—	—	—	—	1,051,800	—

Name and Plan	Termination for Good Reason($)	Early Retirement (at age 62)($)	Termination w/o Cause No Change in Control($)	Termination w/o Cause With Change in Control($)	Death($)	Disability($)(3)

Patrick M. Joyce
Employment Agreement(1)	282,063	—	623,274	777,774	—	465,404
Exec. Life Ins. Agreement(2)	—	—	—	—	996,189	—

Name and Plan	Termination for Good Reason($)	Early Retirement (at age 62)($)	Termination w/o Cause No Change in Control($)	Termination w/o Cause With Change in Control($)	Death($)	Disability($)(3)

Eric B. Heyer
Employment Agreement(1)	271,160	—	601,420	791,106	—	447,414
Exec. Life Ins. Agreement(2)	—	—	—	—	963,480	—

Name and Plan	Termination for Good Reason($)	Early Retirement (at age 62)($)	Termination w/o Cause No Change in Control($)	Termination w/o Cause With Change in Control($)	Death($)	Disability($)(3)

Erika Parisi
Employment Agreement(1)	268,730	—	596,550	720,986	—	443,405
Exec. Life Ins. Agreement(2)	—	—	—	—	956,190	—

(1)	This amount includes the estimated cost for continued medical, dental, life and other insurance coverage in the event of a termination without cause before or after a change in control. Continued insurance coverage is not provided in the event of a termination for other reasons.
(2)	The death benefit includes the amount payable under each individual’s Executive Life Insurance Agreement and a death benefit of $50,000 payable under Kearny Bank’s group term life insurance plan.
(3)	Each executive is also covered by a long-term disability plan which, if payable, provides a monthly benefit of sixty percent (60%) of base salary, with a maximum benefit of $15,000 per month.

Director Compensation

Set forth below is a table providing information concerning the compensation of the non-employee directors of the Company for the fiscal year ended June 30, 2016. Mr. Montanaro, our President and Chief Executive Officer, does not receive separate compensation for his service as a director, and information with respect to the compensation paid to Mr. Montanaro is included above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash($)	Change in Pension Value(1)($)	All Other Compensation(2)($)	Total(3)($)

John J. Mazur, Jr.	98,990	27,000	25,193	151,183
Matthew T. McClane	88,725	—	22,440	111,165
John F. McGovern	91,725	108,000	20,417	220,142
Theodore J. Aanensen	89,225	—	21,445	110,670
Joseph P. Mazza	91,725	—	21,887	113,612
John F. Regan	89,725	35,000	12,257	136,982
Leopold W. Montanaro	86,725	16,000	18,646	121,371
John N. Hopkins	86,725	60,000	28,401	175,126
Raymond E. Chandonnet(4)	43,400	—	—	43,400
Christopher D. Petermann(4)	45,400	—	—	45,400

(1)	For more information concerning the Directors Consultation and Retirement Plan, please see Note 16 to the audited consolidated financial statements. Reflects the actuarial change in pension value in each individual’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of a named executive’s officer’s accumulated benefit. The change in pension value for Directors Aanensen and Mazza, respectively, was negative $89,000 and negative $32,000, respectively; however, applicable SEC rules require that we report a negative number as a zero in the above table.

(2)	For fiscal year 2016, all other compensation included the following:

Name	Health Care and Dental Premiums($)	Long Term Care Premiums($)	Bank Owned Life Insurance*($)	Total All Other Compensation($)

John J. Mazur, Jr.	19,829	4,343	1,021	25,193
Matthew T. McClane	11,525	5,225	5,690	22,440
John F. McGovern	19,829	—	588	20,417
Theodore J. Aanensen	11,525	6,922	2,998	21,445
Joseph P. Mazza	11,525	7,102	3,260	21,887
John F. Regan	5,693	3,566	2,998	12,257
Leopold W. Montanaro	11,525	5,225	1,896	18,646
John N. Hopkins	11,525	6,220	10,656	28,401
Raymond E. Chandonnet	—	—	—	—
Christopher D. Petermann	—	—	—	—

*	For each director, other than Mr. Hopkins and Mr. Montanaro, the Company maintains life insurance arrangements providing for a death benefit of $500,000. Life insurance arrangements provide for a death benefit of $1,950,000 for Mr. Hopkins and $292,312 for Mr. Montanaro.
(3)	As of June 30, 2016, the non-employee directors did not have any stock options or restricted stock awards.
(4)	Mr. Chandonnet and Mr. Petermann were appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank on December 23, 2015.

Board Retainers. Each Director receives a quarterly retainer for service as follows: Non-employee directors receive $15,700 quarterly for service on the Kearny Bank’s Board and $6,000 for service on the Board of Kearny Financial Corp. The Chairman receives a higher retainer of $17,200 and $6,300 for service on Kearny Bank’s Board and the Board of Kearny Financial Corp., respectively.

Members of the Kearny Bank Executive Committee do not receive retainers for service. Each member of the Kearny Bank Board of Directors is also a member of the Executive Committee. Members of the Audit & Compliance Committee and the Chairman of this committee receive a quarterly retainer of $1,000 and $1,250 respectively. Members of the Compensation Committee and the Chairman of this committee receive a quarterly retainer of $500 and $625 respectively.

Directors who also serve as employees do not receive compensation as directors. Directors also receive coverage under the Company’s health, dental and long-term care insurance plans.

Director Life Insurance Agreements. Kearny Bank is party to Director Life Insurance Agreements with each director pursuant to which Kearny Bank has purchased life insurance policies on the directors. The directors become entitled to death benefits under the agreements if they (i) die while serving as a member of the Board of Directors, or (ii) retire from Board of Directors service on or after attaining age 70, or (iii) retire from Board of Directors service on or after attaining age 60 and at a time when the director’s years of service with Kearny Bank and the director’s age equals at least 75. Under the agreements, the director’s beneficiaries are entitled to a death benefit equal to $500,000 (and a death benefit of $1,950,000 for John N. Hopkins and $292,312 for Leopold W. Montanaro), which will be paid by the life insurance company. In the event of a change in control of Kearny Bank prior to the named director’s death or retirement, the death benefit shall remain in effect regardless of whether the age and service requirements have been met.

Directors Consultation and Retirement Plan. On December 23, 2015, the Company amended its Directors Consultation and Retirement Plan (the “DCRP”) to freeze the DCRP such that no additional benefits would accrue to any participant after December 31, 2015. Accordingly, the benefits payable to participating directors would not increase after December 31, 2015.

PROPOSAL II – APPROVAL OF THE KEARNY FINANCIAL CORP. 2016 EQUITY INCENTIVE PLAN

On August 19, 2016, the Board of Directors adopted the 2016 Equity Incentive Plan, subject to approval by our stockholders. The Board of Directors and Compensation Committee believe that the adoption of the 2016 Equity Incentive Plan is in the best interests of the Company and its stockholders as such plan will provide Kearny Financial with the ability to attract, retain and incentivize its employees, officers and directors to promote its growth, improve its performance and further align the interest of its employees and management with the interests of its stockholders. The implementation of the 2016 Equity Incentive Plan will give us the flexibility to provide, and more heavily rely upon, equity-based compensation awards, and reduce our reliance on cash compensation, which will more directly tie the compensation of our management to the performance of our common stock. The adoption of the plan will also allow us to better compete with our peers as most of such peer institutions provide equity-based compensation as part of their overall compensation plans and programs.

Why We Are Adopting the 2016 Equity Incentive Plan

We Currently Cannot Make Any Equity-Based Incentive Awards

Our prior equity-based incentive plan, the 2005 Stock Compensation and Incentive Plan (the “2005 Plan”), expired on October 23, 2015, and no additional awards may be granted under such plan. Accordingly, we currently have no way to provide tailored equity-based compensation grants to attract and retain qualified personnel and management. While we do maintain an Employee Stock Ownership Plan (the “ESOP”), the ESOP is tax-qualified retirement plan subject to specific limitations and there is no flexibility under the ESOP to make selected grants of common stock, stock options or other forms of equity-based awards to new or existing employees or management nor is there any flexibility to vary the nature of such awards through the imposition of varied vesting requirements, including performance-based vesting. The expiration of the 2005 Plan resulted in the loss of an important compensation tool designed to align recipients’ interests with stockholder interests and to attract, motivate and retain highly qualified talent.

Our Competitors Offer Equity-Based Compensation

The substantial majority of institutions with which we compete have the ability to attract and retain employees and management with equity-based compensation programs. Without the 2016 Equity Incentive Plan, we would be at a significant disadvantage.

Second-Step Converted Banks Routinely Adopt New Equity-Based Incentive Plans

We completed our second-step conversion to a fully public company in 2015 raising approximately $717 million in gross proceeds. The substantial majority of all second-step converted banks adopt additional equity-based incentive plans in connection with their second step transaction. In this regard, our second-step prospectus and offering documents made clear that we intended to adopt such a type of plan, described the regulatory requirements applicable to such types of plans and we included the pro forma effect of awards made under such type of plan. Of the 58 banks that completed second-step transactions since January 1, 2006, 43 institutions have adopted additional equity-based incentive plans.

How We Determined the Size and Terms of the 2016 Equity Incentive Plan

When determining the size and terms of the 2016 Equity Incentive Plan, the Board and Compensation Committee considered a number of factors, including: 1) the recommendations and analysis provided by Pearl Meyer & Partners, the independent compensation consultant engaged by the Compensation Committee to assist it with the design of the plan, 2) industry practices related to the adoption of equity-incentive plans by second-step converted banks, 3) applicable regulations related to the adoption of equity-incentive plans, 4) guidance provided by proxy advisory firms regarding equity-based incentive plans, and 5) the size and terms of our expired 2005 Plan and awards made thereunder.

When assessing the size of the share reserve under the 2016 Equity Incentive Plan, the Compensation Committee noted that if an equity-based incentive plan is adopted within one year after completion of a second-step conversion, the size of such plan would be limited to 14% of the shares of stock issued in the second step, excluding exchange shares, of which 10% could be reserved for stock options and 4% for stock awards. Additionally, the Compensation Committee considered that a substantial majority of second-step converted institutions adopt equity-based incentive plans with share reserves at such regulatory limits. In this regard, of the 43 institutions that conducted second-step conversions since January 1, 2006, and adopted additional equity-based incentive plans, 23 of such institutions adopted plans that had 14% share reserves. Despite the larger amounts allowed under the above-referenced regulatory limitations and the larger share reserves of the plans adopted by many second-step institutions, the Compensation Committee determined that the share reserve under the 2016 Equity Incentive Plan should be lower than such allowable limits and plans adopted by such second-step institutions. The 2016 Equity Incentive Plan provides for a total share reserve of 5,211,324 shares (or 7.21% of the shares issued in the second-step, excluding exchange shares, and 5.57% of outstanding shares), of which 1,523,696 may be issued as restricted stock awards shares (or 2.11% of the shares issued in the second-step, excluding exchange shares, and 1.63% of outstanding shares). When making its determination to adopt a plan with a smaller share reserve, the Compensation Committee considered the size of the share reserve under the 2005 Plan relative to the shares issued in the Company’s first-step initial public offering, the aggregate share reserve under the 2005 Plan and the 2016 Equity Incentive Plan on a combined basis, the future needs of the Company with regard to equity based compensation awards and the potential impact on stockholders.

Highlights of the 2016 Equity Incentive Plan

•	Minimum Vesting Periods for Awards. Subject to limited exceptions, the Equity Incentive Plan requires a one-year minimum vesting period for all awards.

•	Performance-Based Vesting for Stock Awards. We anticipate that 35% of all restricted stock awards under the Equity Incentive Plan will be subject to performance-based vesting in addition to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant.

•	Share Reserve is Lower Than Similar Plans Adopted By Financial Institutions After a Second-Step Conversion. The number of restricted stock awards and stock options that may be granted under the Equity Incentive Plan, measured as a percentage of outstanding new shares issued in the second-step, is lower than equity plans adopted by other financial institutions following a second-step conversion, as shown in the following table:

Percentage of Shares Reserved for Issuance as Equity Awards (% of Shares Sold In Offering)
Regulatory Maximum Percentage	14.00%
Median Percentage*	14.00%
Average Percentage*	12.00%
Kearny Financial Corp. 2016 Equity Incentive Plan	7.21%

*	Represents banks that have completed second step transactions since January 1, 2006 and have adopted additional equity-based incentive plans.

•	Limits on Grants to Directors and Employees. The maximum number of shares of stock, in the aggregate, that may be subject to stock options or restricted stock awards granted to any one non-employee director is 3% (30% in the aggregate for all non-employee directors) and for any employee is 25%, respectively, of the maximum number of shares of stock that may be delivered pursuant to stock options or restricted stock awards.

•	Share Counting. The Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•	No Single-Trigger Vesting Upon a Change in Control. The Equity Incentive Plan does not provide for vesting of equity awards based solely on the occurrence of a change in control, without an accompanying job loss.

•	No Repricing. The Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without shareholder approval.

General

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 3,687,628 shares of Company common stock pursuant to the exercise of stock options (all of which may be granted as incentive stock options) and up to 1,523,696 shares that may be issued as restricted stock awards, restricted stock units and performance awards.

The Equity Incentive Plan will be administered by the members of the Company’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company or any subsidiary, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by Kearny Financial Corp. or any subsidiary.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. At least 95% of all awards under the Plan will be subject to a vesting requirement of at least one year of service following the grant of the award. If the right to become vested in an award is conditioned on the completion of a specified period of service, without achievement of performance measures or other performance objectives and without being granted in lieu of or in exchange for other compensation, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value, for purposes of the Equity Incentive Plan, means (i) if the stock is listed on a national securities exchange, the closing sales price on such exchange on such date, or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the stock is not listed on a securities exchange, “fair market value” will mean a price determined by the Committee in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Non-Employee directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option, or (v) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions declared and paid with respect to shares of common stock subject to the restricted stock award, other than a stock dividend consisting of shares of stock.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no share of common stock is actually issued to the award recipient at the time of grant of a restricted stock unit. Restricted stock units awards will be paid in shares of our common stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of stock, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. Dividends will not be paid on restricted stock units unless the Committee determines that dividend equivalent rights may be paid on restricted stock units either at the time dividends are paid on the common stock or when the restricted stock unit award is settled.

Performance-Based Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the Plan. A performance award may be denominated in shares of restricted stock or restricted stock units. If a performance award is intended to comply with the requirements of Code Section 162(m), it shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m). At the discretion of the Committee, the vesting of any stock option may also be subject to the achievement of one or more objective performance measures. We anticipate that 35% of all restricted stock awards under the Equity Incentive Plan will be subject to performance-based vesting in addition to a vesting schedule of 20% per year over a five year period commencing one year from the date of grant.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards of stock options is 3,687,628, and the maximum number of shares of stock that may be available for awards of restricted stock is 1,523,696.

To the extent any shares of stock covered by an award (including restricted stock awards, restricted stock units and performance awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of the Company (including any recapitalization, reclassification, stock split, reverse split, combination or exchange of shares, stock dividend or other distribution payable in capital stock), the number and kind of shares for which grants of stock options, restricted stock, restricted stock unit awards or performance awards may be made under the Plan will be adjusted proportionately by the Committee. In addition, the number and kind of shares for which grants are outstanding will be adjusted proportionately so that the proportionate interest of the grantee immediately following such event will, to the extent practicable, be the same as immediately before such event. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock awards, restricted stock units and performance awards.

Limitations on Grants to Individuals

Stock Options – Employees. The maximum number of shares of stock, in the aggregate, that may be covered by stock options granted to any one employee is 921,907, all of which may be granted during any one calendar year. Such maximum amount represents 25% of the maximum number of shares of stock that may be delivered pursuant to stock options.

Restricted Stock Awards and Restricted Stock Units – Employees. The maximum number of shares of stock, in the aggregate, that may be subject to restricted stock awards or restricted stock units granted to any one employee is 380,924, all of which may be granted during any calendar year. Such maximum amount represents approximately 25% of the maximum number of shares of stock that may be issued as restricted stock awards or restricted stock units.

Stock Options – Directors. The maximum number of shares of stock, in the aggregate, that may be subject to stock options granted to any one individual non-employee director is 110,628, all of which may be granted during any calendar year, and the maximum number of shares that may be subject to stock options granted to all non-employee directors, in the aggregate, is 1,106,288. Such amounts represent 3% and 30%, respectively, of the maximum number of shares of stock that may be delivered pursuant to stock options.

Restricted Stock Awards and Restricted Stock Units – Directors. The maximum number of shares of stock that may be subject to restricted stock awards or restricted stock units granted to any one individual non-employee director is 45,710, all of which may be granted during any calendar year, and the maximum number of shares of stock that may be subject to restricted stock awards or restricted stock units granted to all non-employee directors, in the aggregate, is 457,108. Such maximum amounts represent 3% and 30%, respectively, of the maximum number of shares of stock that may be issued as restricted stock award or restricted stock units.

The aggregate number of shares available for grant under the Equity Incentive Plan and the number of shares subject to outstanding awards, including the limit on the number of awards available for grant, will be subject to adjustments as provided in the paragraph entitled “Limitations on Awards under the Equity Incentive Plan” above.

Performance Features

General. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios (e.g., return on investment, return on invested capital, return on equity, return on average assets, cash return on average assets or return on assets, return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity); core earnings, capital; increase in revenue, operating or net cash flows; cash flow return on investment; total shareholder return; market share; net operating income, operating income; operating efficiency ratio; net interest margin or net interest rate spread; debt load reduction; expense management; economic value added; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; cash flow; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, based upon meeting specified cost, targets, business expansion goals and goals relating to acquisitions or divestitures or goals relating to capital raising or capital management; or any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may generally provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the participant’s award agreement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. The Committee may modify performance measures in certain circumstances.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. At least 95% of all awards under the Equity Incentive Plan will be subject to a vesting requirement of at least one year of service following the grant of the award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of death, disability, retirement or involuntary termination following a change in control. The Committee will have the authority and discretion to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

Although no decision has been made, it is anticipated that all stock options and restricted stock awards will be granted subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant. It is anticipated that 35% of the restricted stock awards under the plan will be subject to performance-based vesting in addition to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant. It is anticipated that any restricted stock awards designated as performance-based will vest upon the achievement of one or more earnings-based performance measures, in whole or in part, which are anticipated to be a predetermined increase, measured from a date subsequent to the award, including but not limited to: return on assets, return on equity, or earnings per share. In determining whether such “earnings-based” performance metrics have been achieved, the Compensation Committee will be able to consider and give effect to extraordinary items such as dividends and the expense related to equity-based incentive awards. It is expected that all awards would vest upon death, disability, or involuntary termination of employment or service following a change in control. The Compensation Committee may in its discretion elect to use a different vesting schedule or different performance measures.

Change in Control

Unless otherwise stated in an award agreement, upon the involuntary termination of employment by the Company or subsidiary (other than termination for cause) or the termination of employment by a participant for good reason following a change in control, all outstanding options then held by a participant will become fully earned and exercisable and all restricted stock awards, restricted stock units and performance awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation; (b) any person or persons acting in concert has or have become the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or (d) the Company or the Bank sells to a third party all or substantially all of its assets. Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon certain events, including termination of employment for cause; termination of the provision of services to the Company or any subsidiary; any violation of material Company or subsidiary policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the participant; or any other conduct that is detrimental to the business or reputation of the Company or any subsidiary.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board from time to time.

Automatic Exercise

In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the Equity Incentive Plan and in accordance with procedures established by the Committee.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the Equity Incentive Plan and may amend any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may cause the repricing of a stock option or adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, for the purpose of conforming the Equity Incentive Plan or the award agreement to current or future law, or avoiding an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the Equity Incentive Plan after the day immediately preceding the ten-year anniversary of the effective date of the Equity Incentive Plan. The Board of Directors may terminate the Equity Incentive Plan at any time, provided that any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE

KEARNY FINANCIAL CORP. 2016 EQUITY INCENTIVE PLAN

PROPOSAL III – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Kearny Financial’s independent registered public accounting firm for the year ended June 30, 2016 was BDO USA, LLP (“BDO”). The Audit & Compliance Committee has re-appointed BDO to continue as the independent registered public accounting firm for Kearny Financial for the year ending June 30, 2017, subject to the ratification by the stockholders at the Annual Meeting. Representatives of BDO are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of BDO is not required by Kearny Financial’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of BDO, the Audit & Compliance Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Audit & Compliance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Kearny Financial and its stockholders.

The Audit & Compliance Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO. The Audit & Compliance Committee concluded that performing such services does not affect the independence of BDO in performing its function as Kearny Financial’s independent registered public accounting firm.

Audit Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by BDO for the audit of the Kearny Financial’s annual financial statements, review of the financial statements included in the Kearny Financial’s Quarterly Reports on Form 10-Q and services that are normally provided by BDO in connection with statutory and regulatory filings and engagements were $424,000 and $573,850 for the years ended June 30, 2016 and June 30, 2015, respectively. For the year ended June 30, 2015, the aggregate fees billed to Kearny Financial for professional services rendered by BDO included $193,902 for additional services in connection with the Plan of Conversion and Reorganization of Kearny MHC, a federal mutual holding company, from a mutual to a capital stock form organization

Audit Related Fees. The aggregate fees billed or expected to be billed to Kearny Financial for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, were $55,987 and $42,000 for the years ended June 30, 2016 and June 30, 2015, respectively.

Tax Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by BDO for tax compliance, tax advice and tax planning were $37,299 and $32,500 for the years ended June 30, 2016 and June 30, 2015, respectively. Tax-related services consisted of tax return preparation and consultation.

All Other Fees. There were no “Other Fees” billed by BDO for services rendered to Kearny Financial during the years ended June 30, 2016 and June 30, 2015.

Audit & Compliance Committee Approval Policies and Procedures. Under the Sarbanes-Oxley Act of 2002, all auditing services and non-audit services provided by an issuer’s independent auditor must be approved by the issuer’s audit committee prior to such services being rendered or be approved pursuant to pre-approval policies and procedures established by the issuer’s audit committee. The

Company’s Audit & Compliance Committee approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed were approved by the Audit & Compliance Committee prior to the service being rendered. There were no non-audit services described that were not recognized as non-audit services at the time of engagement that were approved after the fact pursuant to the de minimus exception under the Sarbanes-Oxley Act of 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis appearing earlier in this Proxy Statement describes the executive compensation program and the compensation decisions made by the Compensation Committee with respect to the Chief Executive Officer and other officers named in the Summary Compensation Table (who are referred to as the “Named Executive Officers”).

This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to vote on our executive pay program. The Board of Directors is requesting stockholder to cast a non-binding advisory vote on the following resolution:

“RESOLVED, that the stockholders of Kearny Financial Corp. (“Kearny Financial”) approve the compensation paid to Kearny Financial’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative accompanying the tables.”

Our executive compensation program is based on a pay for performance philosophy that is designed to support our business strategy and align the interests of our executives with our stockholders. The Board of Directors believes that the link between compensation and the achievement of our long- and short-term business goals has helped our financial performance over time, while not encouraging excessive risk taking.

For these reasons, the Board of Directors is requesting stockholders to support this proposal. While this advisory vote is non-binding, the Compensation and Benefits Committee and the Board of Directors value the views of the stockholders and will consider the outcome of this vote in future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL ON AN ADVISORY BASIS OF EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

STOCKHOLDER COMMUNICATIONS TO THE BOARD AND STOCKHOLDER PROPOSALS

All Stockholder communications to the Board of Directors and/or individual directors should be addressed to the Board of Directors and/or the individual director and mailed to:

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

The letter should indicate that the author is a Kearny Financial Corp. stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or a stock-related matter); or

•	not forward the communication if it is primarily commercial in nature, related to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Written communications received by the Company from stockholders will be shared with the full Board of Directors no later than the next regularly scheduled Board of Directors meeting.

To be eligible for inclusion in the proxy materials for next year’s Annual Meeting, any stockholder proposal under SEC Rule 14a-8 to take action at such meeting must be received at our executive office at 120 Passaic Avenue, Fairfield, New Jersey 07004 no later than May 17, 2017. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

The Bylaws of Kearny Financial also provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of Kearny Financial not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of Kearny Financial at the principal executive office of the corporation no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

The 2017 annual meeting of stockholders is expected to be held on October 26, 2017. It is expected that advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than June 29, 2017 and no later than July 9, 2017. If notice is received before June 29, 2017 or later than July 9, 2016, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement will be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Nothing in this proxy statement will be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Unless unable to attend due to illness or other unforeseen circumstances, each member of the Board of Directors is present at annual meetings. Nine directors attended the 2015 Annual Meeting of Stockholders.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in this Proxy Statement.

MISCELLANEOUS

The Company’s 2016 Annual Report to Stockholders, which includes a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, is being made available to stockholders with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.

APPENDIX A

KEARNY FINANCIAL CORP.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Kearny Financial Corp. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Kearny Financial Corp. (the “Company”), and its Subsidiaries, including Kearny Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall specify (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option; (iii) the vesting period or conditions to vesting; and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period; and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Kearny Financial Corp. dated [Date], made pursuant to the terms of the Kearny Financial Corp. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Kearny Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests. The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall specify (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the restriction period (or vesting period) or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services, as the Committee may, in its discretion, prescribe. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose any conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5 Performance Awards. The vesting of any Restricted Stock Award or a Restricted Stock Unit that is intended to be performance-based compensation within the meaning of Code Section 162(m) (also referred to as “Performance Awards”) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a) Performance Measures. If intended to be qualified performance-based compensation pursuant, such performance measures must be based on any one or more of the following:

(i) book value or tangible book value per share;

(ii) basic earnings per share;

(iii) basic cash earnings per share;

(iv) diluted earnings per share;

(v) diluted cash earnings per share;

(vi) return on equity;

(vii) net income or net income before taxes;

(viii) cash earnings;

(ix) net interest income;

(x) non-interest income;

(xi) non-interest expense to average assets ratio;

(xii) cash general and administrative expense to average assets ratio;

(xiii) efficiency ratio;

(xiv) cash efficiency ratio;

(xv) return on average assets or return on assets;

(xvi) cash return on average assets;

(xvii) return on average stockholders’ equity;

(xviii) cash return on average stockholders’ equity;

(xix) return on average tangible stockholders’ equity;

(xx) cash return on average tangible stockholders’ equity;

(xxi) core earnings;

(xxii) operating income;

(xxiii) operating efficiency ratio;

(xxiv) net interest rate margin or net interest rate spread;

(xxv) growth in assets, loans, or deposits;

(xxvi) loan production volume;

(xxvii) non-performing loans;

(xxviii) total shareholder return;

(xxix) cash flow;

(xxx) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxxi) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other Termination of Service (other than death or Disability or Involuntary Termination at a

Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability, Retirement or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

(f) Notwithstanding the foregoing, for so long as the Bank may be designated as being in troubled condition by its primary Federal banking regulator, no Awards under this Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of the Company’s primary Federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 5,211,324 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 3,687,628 shares of Stock, which represents 5.10% of the number of shares of Company common stock sold in the second-step conversion of Kearny Financial Corp. (the “Conversion”) and issued to the KearnyBank Foundation (the “Foundation”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 1,523,696 shares of Stock, which represents 2.11% of the number of shares of Company common stock sold in the Conversion and issued to the Foundation. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued.

Section 3.3 Individual Share Limitations.

(a) Stock Options – Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 during any calendar year shall be 921,907, all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b) Stock Options – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be 110,628, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 1,106,288, all of which may be granted during any calendar year. Such maximum amounts represent three percent (3%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(c) Restricted Stock Awards and Restricted Stock Units – Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Employee under the Plan shall be 380,924 all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(d) Restricted Stock Awards and Restricted Stock Units – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 45,710, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 457,108, all of which may be granted during any calendar year. Such maximum amounts represent approximately three percent (3%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b) At the time of an Involuntary Termination at or following Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control , unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2 Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable list of standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m) , to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (subject to the restrictions imposed by Section 2.6 hereof) or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the

Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employ of, or provided services to, the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this subparagraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor required for federal, state and local tax withholding by (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the tax withholding in an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New Jersey, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20 Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. The document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(i) “Director” means (i) a member of the board of directors of the Company or a Subsidiary; or (ii) a member of an advisory board to the board of directors of the Company or Subsidiary.

(j) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(k) “Disinterested Board Member” means a member of the Board who (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(l) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

(m) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(n) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(q) “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(r) A termination of employment by an Employee shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in the Participant’s base compensation;

(ii) a material diminution in the Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which the Participant must perform his duties that is more than twenty-five (25) miles from the location of the Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment, change in control or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(s) “Immediate Family Member” means with respect to any Participant (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(t) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(u) “ISO” has the meaning ascribed to it in Section 2.1(a).

(v) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(w) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(x) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(y) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(z) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(aa) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(bb) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the board of directors under the charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(cc) “SEC” means the United States Securities and Exchange Commission.

(dd) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ee) “Service” means service as an Employee or non-Employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(ff) “Stock” means the common stock of the Company, $0.01 par value per share.

(gg) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(hh) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(ii) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company or Subsidiary and the Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(jj) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) “indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 26, 2016.
Vote by Internet
• Go to www.investorvote.com/KRNY
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

1.	The election of the four nominees listed, each for a three-year term:
		For	Withhold		For	Withhold		For	Withhold	+
	01 - John J. Mazur, Jr.	☐	☐	02 - John F. McGovern	☐	☐	03 - Matthew T. McClane	☐	☐

	04 - Raymond E. Chandonnet	☐	☐

		For	Against	Abstain

2.	Approval of the Kearny Financial Corp. 2016 Equity Incentive Plan.	☐	☐	☐

3.	Ratification of the Appointment of BDO USA, LLP as the Company’s Independent auditor for the fiscal ending June 30, 2017	☐	☐	☐

4.	Approval of an advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement.	☐	☐	☐

Such other business as may properly come before the Annual Meeting of any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but only one holder is required to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	1 U P X	+

02F2KC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at

www.kearnybank.com or www.investorvote.com/KRNY

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — KEARNY FINANCIAL CORP.	+

ANNUAL MEETING OF STOCKHOLDERS

Kearny Financial Corp.

Proxy/Voting Instructions

This Proxy is Solicited on Behalf of the Board of Directors for the

2016 Annual Meeting of Stockholders to be held on Thursday, October 27, 2016

The undersigned stockholder, hereby appoints the Board of Directors of Kearny Financial Corp. with full powers of substitutions to act as attorneys and proxies for the undersigned to vote all shares of common stock of Kearny Financial Corp. that the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders (“Annual Meeting”), to be held at the Crowne Plaza Hotel, 690 Route 46 East, Fairfield, New Jersey 07004 at 10:00 a.m. Eastern Time, on Thursday, October 27, 2016.

The shares represented by this proxy will be voted as instructed by you and in the discretion of the proxies on all other matters that properly come before the 2016 Annual Meeting of Stockholders and any adjournment or postponement thereof. If not otherwise specified, shares will be voted in accordance with the recommendations of the Board of Directors.

Kearny Bank ESOP and 401(k) Plan Participants. If you participate in the Kearny Bank 401(k) Plan or the Kearny Bank Employee Stock Ownership Plan (ESOP), and your plan account has investments in shares of Kearny Financial Corp. common stock, you must provide voting instruction to the plan trustee (by proxy card, the internet or telephone) for your shares to be voted according to your instructions. Each plan participant’s voting instruction will also direct the trustee to vote any unvoted shares and the unallocated shares held in the ESOP in the same ratio as the shares for which voting instructions have been received by the trustee, unless contrary to law. Your voting instructions to the plan trustee will be held in strict confidence and will not be revealed to any employee or director of Kearny Financial Corp. or Kearny Bank. The deadline to provide voting instructions for shares held in the foregoing plans is Thursday, October 20, 2016. You will not be able to submit voting instructions or change prior voting instructions after this deadline.

(Continued and to be marked, dated and signed on the other side)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+